Posting Supplement No. 172 dated April 2, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 375912

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
375912	$15,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 375912. Member loan 375912 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,583 / month
Current employer:	detroit public schools	Debt-to-income ratio:	12.88%
Length of employment:	8 years 4 months	Location:	DETROIT, MI

Home town:	royal oak
Current & past employers:	detroit public schools, ferndale public schools
Education:	Wayne State University

This borrower member posted the following loan description, which has not been verified:

I only owe 5000.00 on my land contract I would like to pay that off. I would also like to pay off the remaining money I owe on my student loans. Once those are paid off my head will finally be above water.

A credit bureau reported the following information about this borrower member on January 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	58
Revolving Credit Balance:	$13,960.00	Public Records On File:	0
Revolving Line Utilization:	53.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 380348

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
380348	$3,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 380348. Member loan 380348 was requested on March 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,583 / month
Current employer:	SEIDS	Debt-to-income ratio:	2.21%
Length of employment:	4 years	Location:	WINDER, GA

Home town:	Atlanta
Current & past employers:	SEIDS, Garmon Enterprises
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

With the economy in turmoil, I can't afford to buy a new car. So I would rather fix my daily driver back up to reliable standards. Considering the fact that I drive 60 plus miles per day to work, school, and back home, I would save more on gas and maintenance in the long run. To me, an investment to saving me time and money, it's worth it.

A credit bureau reported the following information about this borrower member on February 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2007	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$915.00	Public Records On File:	0
Revolving Line Utilization:	20.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382211

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382211	$7,500	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382211. Member loan 382211 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Gloucester County Department of Corrections	Debt-to-income ratio:	24.61%
Length of employment:	7 months	Location:	Wenonah, NJ

Home town:	Woodbury
Current & past employers:	Gloucester County Department of Corrections
Education:	Cittone Institute

This borrower member posted the following loan description, which has not been verified:

I needed money for my wedding last september and was preapproved for a loan through CitiFinancial. At the time the fact that I was paying 22% interest was of little concern to me because I just needed the money and now I'm trying to fix it and pay it off at a lower interest rate.

A credit bureau reported the following information about this borrower member on March 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,685.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384913

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384913	$1,925	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384913. Member loan 384913 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,250 / month
Current employer:	Maverik Country Store	Debt-to-income ratio:	10.48%
Length of employment:	9 months	Location:	Torrington, WY

Home town:	Torrington
Current & past employers:	Maverik Country Store, Panhandle Coop Grocery Store for 5 years, Subway Sandwiches for 5years, Cheyenne Aerotech Cafeteria for 2 and a half years, Cheyenne Hathaway Cafeteria for 4 years
Education:	Eastern Wyoming College

This borrower member posted the following loan description, which has not been verified:

Just to have a little cash available if needed.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$653.00	Public Records On File:	0
Revolving Line Utilization:	3.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385483

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385483	$5,400	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385483. Member loan 385483 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	self-employed	Debt-to-income ratio:	1.72%
Length of employment:	3 years	Location:	lamesa, TX

Home town:	Lamesa
Current & past employers:	self-employed
Education:

This borrower member posted the following loan description, which has not been verified:

I need this loan because I need to remodel my bathroom due to that the pluming is really bad, and with that money I can fix it, even though I'm self employed due to the recession that this country is going through my business have gone down.

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	62
Revolving Credit Balance:	$586.00	Public Records On File:	0
Revolving Line Utilization:	3.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 385832

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385832	$8,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385832. Member loan 385832 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,750 / month
Current employer:	Walmart	Debt-to-income ratio:	11.43%
Length of employment:	4 years 7 months	Location:	STERLING, MI

Home town:
Current & past employers:	Walmart, Ark Animal Hospital
Education:	Kirtland Community College

This borrower member posted the following loan description, which has not been verified:

I would like to borrow $10,000.00 dollars towards the purchase of a manufactured home for my family. The cost of the manufactured home is $6000.00 dollars. I need the additianal funds for moving and set up of the manufactured home on our property. I may not need all of it but I would like all bases covered just in case. It's going to cost us $1,000.00 dollars to move the house. I pay all my bills on time and I have been at the same job now for almost 5 years. This would help my family greatly, we are in definate need of a new home. Thank you. Sandy

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	34
Revolving Credit Balance:	$5,142.00	Public Records On File:	0
Revolving Line Utilization:	46.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 386787

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386787	$8,850	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386787. Member loan 386787 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	self	Debt-to-income ratio:	11.54%
Length of employment:	5 years	Location:	SARASOTA, FL

Home town:	Bielawa
Current & past employers:	self
Education:	Manatee Community College, Wyzsza Szkola Menedzerska SIG

This borrower member posted the following loan description, which has not been verified:

I am looking for a lower rate. Currently I have 12% rate.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	30
Revolving Credit Balance:	$3,540.00	Public Records On File:	0
Revolving Line Utilization:	11.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 386939

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386939	$5,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386939. Member loan 386939 was requested on March 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	top service construction	Debt-to-income ratio:	18.13%
Length of employment:	3 years	Location:	FAIRFAX, VA

Home town:	seoul
Current & past employers:	top service construction
Education:

This borrower member posted the following loan description, which has not been verified:

I need money for buy lot a tool.

A credit bureau reported the following information about this borrower member on March 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,155.00	Public Records On File:	0
Revolving Line Utilization:	42.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 386940

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386940	$4,200	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386940. Member loan 386940 was requested on March 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	Good News Church Inc.	Debt-to-income ratio:	21.69%
Length of employment:	9 months	Location:	Saint Augustine, FL

Home town:	Laurens
Current & past employers:	Good News Church Inc., EGP Inc.
Education:	Flagler College

This borrower member posted the following loan description, which has not been verified:

I am looking to pay for a honeymoon and use the extra money for paying down a higher rate credit card.

A credit bureau reported the following information about this borrower member on March 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,154.00	Public Records On File:	0
Revolving Line Utilization:	99.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 386977

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386977	$19,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386977. Member loan 386977 was requested on March 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	carey limousine	Debt-to-income ratio:	0.36%
Length of employment:	4 years	Location:	FLUSHING, NY

Home town:	LAHORE
Current & past employers:	carey limousine, SELF EMPLOYED
Education:	BACHELORS

This borrower member posted the following loan description, which has not been verified:

THIS IS a loan to get the car payed off.

A credit bureau reported the following information about this borrower member on March 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	36
Revolving Credit Balance:	$1,536.00	Public Records On File:	0
Revolving Line Utilization:	5.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 387100

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387100	$8,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387100. Member loan 387100 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,750 / month
Current employer:	kearns electric inc.	Debt-to-income ratio:	24.08%
Length of employment:	4 years 2 months	Location:	philadelphia, PA

Home town:	Philadelphia
Current & past employers:	kearns electric inc., Dollar Tree Stores
Education:

This borrower member posted the following loan description, which has not been verified:

to pay off credit cards

A credit bureau reported the following information about this borrower member on March 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,441.00	Public Records On File:	1
Revolving Line Utilization:	66.50%	Months Since Last Record:	64
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 387113

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387113	$16,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387113. Member loan 387113 was requested on March 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Self Employed	Debt-to-income ratio:	9.24%
Length of employment:	2 years	Location:	Detroit, MI

Home town:
Current & past employers:	Self Employed
Education:	Wayne State University, Masters degree

This borrower member posted the following loan description, which has not been verified:

Fixtures for 9-unit apartment building. Owner has more than $300,000 cash invested in the building.

A credit bureau reported the following information about this borrower member on March 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,117.00	Public Records On File:	0
Revolving Line Utilization:	74.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 387337

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387337	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387337. Member loan 387337 was requested on March 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,208 / month
Current employer:	united tobacco inc	Debt-to-income ratio:	0.97%
Length of employment:	6 years 4 months	Location:	margate, FL

Home town:	Cuba
Current & past employers:	united tobacco inc, reel smokers distributors
Education:	jersey city state

This borrower member posted the following loan description, which has not been verified:

loan for debt cosolidation ; credit cards; auto loan

A credit bureau reported the following information about this borrower member on March 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	53
Revolving Credit Balance:	$437.00	Public Records On File:	0
Revolving Line Utilization:	10.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 387448

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387448	$6,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387448. Member loan 387448 was requested on March 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,392 / month
Current employer:	Cauley Detective Agency	Debt-to-income ratio:	1.34%
Length of employment:	1 year 10 months	Location:	Gibsonia, PA

Home town:	Pittsburgh
Current & past employers:	Cauley Detective Agency, Explosive Supplements LLC
Education:	Robert Morris University

This borrower member posted the following loan description, which has not been verified:

Loan is as for follows- $3,000.00 - Helping friend/ giving him $3000 to repay me whenever he can. $2,000.00 - Taking a trip with friends to Corolla NC, already charged part of it to credit card, don't need a loan but I'm building credit and like to have a cushion in my bank account. Friends are going to pay me back when they get back from college this summer. $700 -buying a bicycle to get in better shape. $300 -spare for the 1% charge and other fees associated with taking out the loan and extra just to have a cushion. I currently have a $7000 savings set aside for when i need a new car/emergency expenses, will be adding my tax refund and part of my annual vacation pay to this fund. I am primarily doing this loan to raise my credit score, although it is excellent now, I want to raise it so when I get a house years down the road I can get a good interest rate and be able to afford a decent home. Employment Security guard $12.00/hr + $1.87 health care reimbursement(i am under my parents health care until I am 23 since i am a full time college student also)- full time. I am in good standing and have not been written up for anything. I have been employed there since May 2007. Also own a home based internet business which will be up in two months which is already funded for selling weight lifting and weight loss supplements. I also have a backup plan on doing EMS which pays more and trains you and they are in need of EMT's if the economy causes me to lose my current job. Although i do not think the economy will affect my job, I still plan for the future, and working at McDonald's is not below me worse comes to worse. Currently enrolled full time at Robert Morris University, Graduation date is expected to be May 2010 as long as i can schedule the classes i need. Planning to go on to get a masters degree directly after getting my B.S. in management. I am planning on applying to a few police departments after I am done with college. any questions feel free to ask.

A credit bureau reported the following information about this borrower member on March 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,185.00	Public Records On File:	0
Revolving Line Utilization:	19.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 387587

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387587	$2,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387587. Member loan 387587 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,708 / month
Current employer:	The Children's Village	Debt-to-income ratio:	5.71%
Length of employment:	5 years	Location:	BRONX, NY

Home town:	New Paltz
Current & past employers:	The Children's Village
Education:	SUNY Oswego, Fordham University

This borrower member posted the following loan description, which has not been verified:

Hello, I plan to use this loan to cover additional fees associated with my coop purchase (application, processing, legal, moving, etc.). Thank you, Karen Gallagher

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 387600

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387600	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387600. Member loan 387600 was requested on March 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Choice Group USA, Inc.	Debt-to-income ratio:	1.77%
Length of employment:	3 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Choice Group USA, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I own factories in a foreign country where making garments. I have my own company here in NY. Now planning to open store where I can sell extra clothes from our factories and create earnings. Need some cash for couple of months max to set the store and other expenses. Will return the money within two months.

A credit bureau reported the following information about this borrower member on March 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	65
Revolving Credit Balance:	$7,084.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 387703

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387703	$20,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387703. Member loan 387703 was requested on March 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,375 / month
Current employer:	Miami Interational Compliance	Debt-to-income ratio:	5.75%
Length of employment:	5 years	Location:	Hialeah, FL

Home town:	Miami
Current & past employers:	Miami Interational Compliance
Education:

This borrower member posted the following loan description, which has not been verified:

Along with my wife, I am buying a Pizza "Window", in a very busy shopping mall, the place is 700 sqf, it has all the equipment and oven. The business is already open and running, let's roll!

A credit bureau reported the following information about this borrower member on March 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,886.00	Public Records On File:	0
Revolving Line Utilization:	32.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 387716

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387716	$20,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387716. Member loan 387716 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,617 / month
Current employer:	American Eurocopter	Debt-to-income ratio:	15.32%
Length of employment:	1 month	Location:	ALEXANDRIA, VA

Home town:	Lansing
Current & past employers:	American Eurocopter, Air methods Corporation
Education:	Embry-Riddle Aeronautical University

This borrower member posted the following loan description, which has not been verified:

I am getting this loan in order to consolidate debt into one monthly payment and pay off some credit cards.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	58
Revolving Credit Balance:	$18,636.00	Public Records On File:	0
Revolving Line Utilization:	81.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 387741

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387741	$20,000	18.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387741. Member loan 387741 was requested on March 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,150 / month
Current employer:	Cityone	Debt-to-income ratio:	8.21%
Length of employment:	3 years	Location:	Miami, FL

Home town:	Miami
Current & past employers:	Cityone
Education:

This borrower member posted the following loan description, which has not been verified:

I need to ocntinue my education, currently i have an associate in arts, I am looking into contibuing my education to a higher level, I am planning on going to school. New horizons are opening for me!

A credit bureau reported the following information about this borrower member on March 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	67
Revolving Credit Balance:	$15,518.00	Public Records On File:	0
Revolving Line Utilization:	63.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 387759

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387759	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387759. Member loan 387759 was requested on March 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,500 / month
Current employer:	Bill Stancel Masonry, Inc.	Debt-to-income ratio:	2.86%
Length of employment:	5 years 10 months	Location:	Alva, FL

Home town:	Fort Myers
Current & past employers:	Bill Stancel Masonry, Inc.
Education:	University of Central Florida

This borrower member posted the following loan description, which has not been verified:

Potential Lenders: I am a college graduate, married ten years, with two children. I graduated from the University of Central Florida, with a bachelor degree in business administration with a minor in finance. I currently am responsible for the day to day operations of a $25M average annual sales construction company. My income is two part: For my day to day living expenses I take a salary of $72,800 annually. The remainder of my income is based on commissions and bonuses. Average commission and bonuses for the last three years has been about $80,000 per year. This year I am on track with about $25,000 in commissions year to date and much of the year to go. I sold my home during the real estate boom and I have managed to put enough away to build a new home for my family. Presently I am renting a nice place until the construction of my new home is finished. Not wanting to use all of my available savings I have used some credit lines available to me to finance some of the construction as building schedule and my cash flow from commissions do not always coincide. My intentions are to finish the house by the end of this year, and depending on rates, refinance the home and repay any outstanding debt. I have an excellent credit history. I have never had a late payment of any kind. I always pay my bills on time. Everything I own is paid for (vehicles, boat, etc.,) except for the lot I am building by house on which has a note for $55K. My net worth is about $300K. Thank you for your investment consideration.

A credit bureau reported the following information about this borrower member on March 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,911.00	Public Records On File:	0
Revolving Line Utilization:	34.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 387801

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387801	$2,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387801. Member loan 387801 was requested on March 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	Thomas & Betts	Debt-to-income ratio:	22.77%
Length of employment:	2 years	Location:	Houston, TX

Home town:	Flatonia
Current & past employers:	Thomas & Betts, O DRILL MCM
Education:

This borrower member posted the following loan description, which has not been verified:

Loan for a welding machine

A credit bureau reported the following information about this borrower member on March 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,128.00	Public Records On File:	0
Revolving Line Utilization:	13.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 387827

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387827	$8,000	7.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387827. Member loan 387827 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	SMG Search	Debt-to-income ratio:	2.77%
Length of employment:	2 years	Location:	OAK PARK, MI

Home town:	harrison twp
Current & past employers:	SMG Search, Carlson Marketing Worldwide, Awecomm Technologies
Education:	Columbia College Chicago, University of Detroit Mercy

This borrower member posted the following loan description, which has not been verified:

Looking to purchase 2003 Chevrolet Trailblazer. The vehicle has been completely inspected and has very low miles - 24,000! The purchase price is well below retail value. I am a responsible father, with a solid employment record. I am always on time with my payments, and have very little outstanding debt. My current vehicle, which I paid cash for nearly four years ago, is becoming a liability, and with a new baby in the family, a safe and reliable vehicle has become a priority. Thank you for your consideration. RD Franske

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,939.00	Public Records On File:	0
Revolving Line Utilization:	53.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 387894

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387894	$20,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387894. Member loan 387894 was requested on March 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,833 / month
Current employer:	Kauai scuba center	Debt-to-income ratio:	17.97%
Length of employment:	8 months	Location:	Brownsville, OR

Home town:	slc
Current & past employers:	Kauai scuba center, Philips products
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for help our company get off the ground. This is a new company that we just started in June 08 . We would like to buy some new equipment witch last about 3 to 4 years. And some needed repairs to the dive boat. Before our coast guard inspection. This ioan will help us grow in a time when no one else will give a new company a loan or a change to grow. Thank for your time.

A credit bureau reported the following information about this borrower member on March 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,186.00	Public Records On File:	0
Revolving Line Utilization:	55.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 387910

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387910	$13,200	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387910. Member loan 387910 was requested on March 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	power and process, inc	Debt-to-income ratio:	12.72%
Length of employment:	2 years 8 months	Location:	west haven, CT

Home town:	west haven
Current & past employers:	power and process, inc, party people, inc, General party rentals
Education:

This borrower member posted the following loan description, which has not been verified:

Id like to pay off my credit card debt completely and have a low monthly payment because i want to buy my girlfriend of 3yrs a ring and with lower monthly payments i can save for it faster. I accumulated the debt from when i was younger and had the silly mind set that a credit card is like free money. I have greatly learned from that. I just want to be done with credit cards. I am a great candidate for a loan because i have never had a late payment in my life. I always paid more then double the min. monthly payments. I dont have kids or dependents. I live rent free with family in a big house. (I do labor work like cutting grass, work on their cars, take care of the home, etc. in exchange for rent free living.) I have a very stable and well paying job which ive been at for almost 3yrs. Im a work horse. Ive never been unemployed since ive started working at 16yrs old. I would greatly apprieciate the help.

A credit bureau reported the following information about this borrower member on March 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,721.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 388005

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388005	$16,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388005. Member loan 388005 was requested on March 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,083 / month
Current employer:	Nestle	Debt-to-income ratio:	2.61%
Length of employment:	5 years	Location:	Pensacola, FL

Home town:
Current & past employers:	Nestle
Education:	University of Minnesota-Twin Cities, The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

For three years I have owned a small business dealing in long-term real estate holdings. I have a number of properties that are providing me with rental income but I would like to expand my business and reorganize into a safer and more efficient corporate entity. I also plan on doing some maintenance and remodeling on my current properties to make them more profitable. My husband is a military physician, so our primary job is stable. I currently have 30K in liquid savings, but I am applying for this loan to keep my business entity separate and ensure that I have a financial buffer for emergencies. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on March 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,204.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 388158

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388158	$5,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388158. Member loan 388158 was requested on March 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,167 / month
Current employer:	L3	Debt-to-income ratio:	1.71%
Length of employment:	2 months	Location:	HAMPTON, VA

Home town:	Newport News
Current & past employers:	L3
Education:	NVCC

This borrower member posted the following loan description, which has not been verified:

loan for a used 1996 bmw

A credit bureau reported the following information about this borrower member on March 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	50
Revolving Credit Balance:	$7,961.00	Public Records On File:	0
Revolving Line Utilization:	24.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388222

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388222	$11,250	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388222. Member loan 388222 was requested on March 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Gleason Works	Debt-to-income ratio:	18.69%
Length of employment:	1 year	Location:	Smithton, IL

Home town:	Mountain Home
Current & past employers:	Gleason Works, Gleason Works
Education:	Syracuse University

This borrower member posted the following loan description, which has not been verified:

Looking for a loan to payoff my 2 credit cards. I have been an excellent steward of my finances. I used credit to get me through school and have been working on paying them off for 2 years. It's near impossible to do with the credit card companies. I have worked as a industrial engineer for 9 years at a major transportation company. About a year ago made a move to my current job as a supply chain anaylst. Both credit cards add up to $10,800. Help me pay them off and get out of debt. I have no mortage and my wife and I are getting ready to move in with my parents. This will help us expedite getting debt free within 3-4 years. I NEED a good rate of intrest. Please help. Thanks.

A credit bureau reported the following information about this borrower member on March 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	46
Revolving Credit Balance:	$11,197.00	Public Records On File:	0
Revolving Line Utilization:	81.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 388319

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388319	$19,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388319. Member loan 388319 was requested on March 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,467 / month
Current employer:	Incorp Services Inc	Debt-to-income ratio:	17.16%
Length of employment:	3 years 2 months	Location:	henderson, NV

Home town:	Curitiba
Current & past employers:	Incorp Services Inc, Inenvi, LLC
Education:	Universidade Federal do Parana

This borrower member posted the following loan description, which has not been verified:

I bought a 2005 convertible nissan 350Z last year because my ex boyfriend told me he'd pay for half the monthly payments. We ended up breaking up and now I pay for it myself. Thing is, I dont need a car that expensive, and I can't sell it to a private party because I make payments in it and I can't get the title until the car is paid off. You can't sell a car to a private party unless you hold the title. I could sell to a dealer but they will pay me 6000 less than what I owe in the car so that is completely out of question. I owe $20300 in the car, a dealer would give me 14k and I can sell it to a private party for 19 or 20k. Therefore, the purpuse of this loan is so that I can pay off my car, so I can get the title and sell it to a private party. Then I would use the sale money, whenever it sells, to buy a much cheaper car (I was thinking something like 5k) and use the rest as a down payment in a house I wanna buy. The other option I would have to stop wasting money in this car is to have someone take over my car payments and just transfer the title to that person when the car is paid off. I find that very risky because the car would still me under my name and responsability and if the person doesnt make my payment in time it would affect my credit negatively when I am trying to buy a house. I have never paid any bills late and I wouldn't let someone one do that with my name and credit. Not to mention the damage that can be done to the car and all things that can go wrong with that option. I am a great candidate for this loan because I am an extremely honest and responsable person. I pay all my bills at least a week before their due date, always on time, and I always pay them until they are paid off. The only reason my credit is not even higher is because I am a foreigner and dont have enough credit history since I have only been in the States for 4 years. I am a software enginner and I make enough money to pay this loan confortably. My monthly expense with rent and utilities is only $500. This is just an option to get rid of luxuries I dont need and use my money wisely. Thank you. :)

A credit bureau reported the following information about this borrower member on March 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,022.00	Public Records On File:	0
Revolving Line Utilization:	24.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 388322

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388322	$10,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388322. Member loan 388322 was requested on March 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	United Health Services	Debt-to-income ratio:	17.12%
Length of employment:	2 years	Location:	Ellenton, FL

Home town:	Fairborn
Current & past employers:	United Health Services, Kids R Kids, Cracker Barrel
Education:	Manatee Community College, University of Central Florida

This borrower member posted the following loan description, which has not been verified:

My fiance and I are relocating and will use this money to help pay for moving expenses and getting settled. Thanks.

A credit bureau reported the following information about this borrower member on March 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,435.00	Public Records On File:	0
Revolving Line Utilization:	59.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388330

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388330	$3,250	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388330. Member loan 388330 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,000 / month
Current employer:	Tropic Tan Lakeway	Debt-to-income ratio:	11.80%
Length of employment:	5 years 6 months	Location:	Round Rock, TX

Home town:	Hyde Park
Current & past employers:	Tropic Tan Lakeway, Texas Wings
Education:	Texas State University-San Marcos

This borrower member posted the following loan description, which has not been verified:

I will have completed my degree at Texas State University as of May and will student teach in the fall. I will be unable to work during this time and still need to pay for tuition for the fall semester as well.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,352.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388348

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388348	$24,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388348. Member loan 388348 was requested on March 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,335 / month
Current employer:	LyChron LLC	Debt-to-income ratio:	11.74%
Length of employment:	6 years 10 months	Location:	ALVISO, CA

Home town:	Mountain View
Current & past employers:	LyChron LLC, California Institute for Medical Research
Education:	Mission College

This borrower member posted the following loan description, which has not been verified:

The loan will be to consolidate all of my credit card debt, pay off what's left on my car loan and have a little extra on savings. I currently own two duplexes in Modesto CA that I get $2,500 a month on rent from and another house in Reno NV that gets me $1,000.00 a month. I did however loan another friend $23,000 to help him consolidate his debt about 2 years ago and he has been making payments to me but now I need to consolidate my own debt. I am never late on any of my payments and I would like to save up enough money again to purchase a home in my area. Income: Work (on average) $3,200.00 Rent from Modesto $2,500.00 Rent from Reno $1,000.00 Personal loan $ 635.00 Total $7,335.00 Thank you,

A credit bureau reported the following information about this borrower member on March 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	55
Revolving Credit Balance:	$21,904.00	Public Records On File:	0
Revolving Line Utilization:	61.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388405

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388405	$10,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388405. Member loan 388405 was requested on March 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	self	Debt-to-income ratio:	1.06%
Length of employment:	10 years 2 months	Location:	SOMERS POINT, NJ

Home town:	Sharon Hill
Current & past employers:	self, meyers construction
Education:

This borrower member posted the following loan description, which has not been verified:

buying new motor for work truck. dont wont to buy new at this time. allso tring to build better creidt.

A credit bureau reported the following information about this borrower member on March 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,227.00	Public Records On File:	0
Revolving Line Utilization:	5.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388418

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388418	$21,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388418. Member loan 388418 was requested on March 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Bella Nail and Spa	Debt-to-income ratio:	0.27%
Length of employment:	1 year	Location:	RIVERDALE, GA

Home town:	Phnom Penh
Current & past employers:	Bella Nail and Spa
Education:

This borrower member posted the following loan description, which has not been verified:

The car is in showroom condition. Immaculate inside and out. Very well maintained with low miles. Asking price was 34900. Negotiated to 31k. Putting down 10k towards seller. Need to finance 21k. Thank you.

A credit bureau reported the following information about this borrower member on March 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$208.00	Public Records On File:	0
Revolving Line Utilization:	1.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388471

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388471	$15,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388471. Member loan 388471 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	US Navy	Debt-to-income ratio:	16.39%
Length of employment:	15 years	Location:	FPO AP, CA

Home town:
Current & past employers:	US Navy
Education:	University of Maryland-Baltimore

This borrower member posted the following loan description, which has not been verified:

I just need the money to pay for some legal fees. I hired a lawyer to take care of the custody of my son but is not doing anything right now. So I need some money to hire another lawyer to take care of the custody of my son and another lawyer so that I can sue my original lawyer. My credit score is excellent but my bank messed up my payment on my carloan and is showing as delinquent right now. I just talk to my bank and they will take care of the delinquency but told me that it will take a few weeks.

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	55
Revolving Credit Balance:	$7,467.00	Public Records On File:	0
Revolving Line Utilization:	48.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 388500

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388500	$10,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388500. Member loan 388500 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Cruses-n-More	Debt-to-income ratio:	0.00%
Length of employment:	1 month	Location:	ORLANDO, FL

Home town:	Kezmarok
Current & past employers:	Cruses-n-More, WTH
Education:	West Caldwell College, NJ

This borrower member posted the following loan description, which has not been verified:

Purchasing a car from a private seller.

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	43
Revolving Credit Balance:	$400.00	Public Records On File:	0
Revolving Line Utilization:	6.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 388502

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388502	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388502. Member loan 388502 was requested on March 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Self Employed	Debt-to-income ratio:	3.04%
Length of employment:	n/a	Location:	Carson City, NV

Home town:	Carson City
Current & past employers:	Self Employed, Marv McQueary Excavating
Education:	Western Nevada College

This borrower member posted the following loan description, which has not been verified:

Robert McQueary owner of ARMAC Construction. I am seeking a $25,000 loan to cover operating expenses. I will be starting a project in the next 2 to 3 weeks and will need some capital to cover payroll, material, & equipment expenses. Robert McQueary; has 25 years experience in excavating, paving & utilities.

A credit bureau reported the following information about this borrower member on March 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,893.00	Public Records On File:	0
Revolving Line Utilization:	18.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 388538

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388538	$16,500	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388538. Member loan 388538 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,292 / month
Current employer:	United Health Care	Debt-to-income ratio:	8.35%
Length of employment:	2 years	Location:	ELLICOTT CITY, MD

Home town:	Mt. Pleasant
Current & past employers:	United Health Care, Hospice Of Baltimore
Education:	Central Michigan University

This borrower member posted the following loan description, which has not been verified:

Good afternoon, I'm requestng this loan to use the equity we have in our family car to 1) payoff the current loan and 2) use the balance to consolidate other debt during my husband's current umemployment. (Please note that he does work occaisonally as consultant while he searches for his next job.) We are current with all of our debt obligations at this time and anticipate no problem maintaining that status at our present income level. The estmated payment for this loan is equal to the existing loan and would not add to our monthly expenses. In fact, we are taking steps to reduce our monthly expenses, including moving to a new apartment in our complex that will save us approximately $800 per month. Thank you very much for your consideration. Best regards, Alice Baij

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,921.00	Public Records On File:	0
Revolving Line Utilization:	85.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388586

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388586	$15,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388586. Member loan 388586 was requested on March 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,417 / month
Current employer:	n/a	Debt-to-income ratio:	13.12%
Length of employment:	n/a	Location:	Houston, TX

Home town:
Current & past employers:
Education:	University of Houston

This borrower member posted the following loan description, which has not been verified:

Proceeds of loan to be used to pay off BofA credit card that had terms unceremoniously -- and incomprehensibly -- changed. Would like to pay off with installment loan instead of transferring to another card. Remaining funds to pay off other revolving debt. Most of this was accumulated to finish out major home addition over the past 18 months. House is in near-town historic district with continued (reasonable) appreciation in property value despite the current economic realities. I have lived in this home along with my wife and children for more than a dozen years. I am a compensation consultant for respected firm with offices in several major US cities. Our clients tend to be in the energy industry, and the outlook among current clientelle and future business is sound. My credit history is very good, and I always meet my obligations.

A credit bureau reported the following information about this borrower member on March 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	29	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	65	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$50,910.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388587

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388587	$6,800	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388587. Member loan 388587 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,125 / month
Current employer:	Sunrise Technology Systems	Debt-to-income ratio:	10.30%
Length of employment:	1 year 6 months	Location:	Louisville, KY

Home town:	Ft. Belvior
Current & past employers:	Sunrise Technology Systems, Sunrise Technology Systems
Education:	Western Kentucky University

This borrower member posted the following loan description, which has not been verified:

Starting up new business. Need 20K to get started.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	20
Revolving Credit Balance:	$1,356.00	Public Records On File:	0
Revolving Line Utilization:	17.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 388596

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388596	$19,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388596. Member loan 388596 was requested on March 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	world impex	Debt-to-income ratio:	0.27%
Length of employment:	14 years 1 month	Location:	elk grove, CA

Home town:	sacromento
Current & past employers:	world impex, alpha cement trading group
Education:	sacromento city college

This borrower member posted the following loan description, which has not been verified:

need to pay for ring and vacation

A credit bureau reported the following information about this borrower member on March 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 388623

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388623	$2,500	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388623. Member loan 388623 was requested on March 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$487 / month
Current employer:	Grisantis	Debt-to-income ratio:	5.13%
Length of employment:	1 year 6 months	Location:	Kapaa, HI

Home town:	Hanalei
Current & past employers:	Grisantis, Smith's Motor Boat Services
Education:	Creighton University

This borrower member posted the following loan description, which has not been verified:

My girlfriend and I have recently put a down payment on a used car. Financing with the dealers would have high interest rates, and too expensive for us. So we are looking for other options. I have a stable job, and have been there for a year and a half now. I held my previous job for 5 years and only left so that I could attend college. My girlfriend and I need this car to commute to college and work. So rest assured, I am a very responsible person will be able to make monthly payments on time. Along with myself, my girlfriend, who also has a steady job, will be helping with payments as well. We both have pretty good credit, and have never missed a payment on anything, ie., credit cards, utilities, etc.

A credit bureau reported the following information about this borrower member on March 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$727.00	Public Records On File:	0
Revolving Line Utilization:	72.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 388701

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388701	$3,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388701. Member loan 388701 was requested on March 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	chartwells,compass group usa	Debt-to-income ratio:	13.39%
Length of employment:	3 years 3 months	Location:	san francisco, CA

Home town:	casablanca
Current & past employers:	chartwells,compass group usa, D-LEW ENTERPRISES,LLC
Education:	college moulay idriss,casablanca,morocco, university of toulous,toulous,france, city college of san francisco,san francisco,usa

This borrower member posted the following loan description, which has not been verified:

pay off the high interest credit card chase-7351: 3,400

A credit bureau reported the following information about this borrower member on March 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,730.00	Public Records On File:	0
Revolving Line Utilization:	33.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 388708

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388708	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388708. Member loan 388708 was requested on March 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Hudson Toyota	Debt-to-income ratio:	15.47%
Length of employment:	4 years 3 months	Location:	HACKENSACK, NJ

Home town:	LIMA, PERU
Current & past employers:	Hudson Toyota, Prestige Toyota
Education:	Bergen Community College

This borrower member posted the following loan description, which has not been verified:

Need the money for three important things. 1. Need to go back to school 2. Need to refurnish my home 3. Need to payoff some credit cards.

A credit bureau reported the following information about this borrower member on March 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	35
Revolving Credit Balance:	$6,155.00	Public Records On File:	0
Revolving Line Utilization:	9.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 388716

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388716	$10,725	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388716. Member loan 388716 was requested on March 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Prism Microsystems, Inc.	Debt-to-income ratio:	12.09%
Length of employment:	1 year 9 months	Location:	Stevensville, MD

Home town:	Stevensville
Current & past employers:	Prism Microsystems, Inc., Queen Anne's County Public Schools, Alion Science and Technology
Education:	University of Maryland-University College

This borrower member posted the following loan description, which has not been verified:

I will use the money to pay off an unsecured loan from Bank of America with a very high interest rate. I have never made a late payment and I take pride in that.

A credit bureau reported the following information about this borrower member on March 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,854.00	Public Records On File:	0
Revolving Line Utilization:	49.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 388731

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388731	$3,200	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388731. Member loan 388731 was requested on March 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Self-Employed	Debt-to-income ratio:	17.92%
Length of employment:	1 year 5 months	Location:	Seattle, WA

Home town:	Indianola
Current & past employers:	Self-Employed, Apple Inc., Vavricka Juntti & Co.
Education:	Minneapolis College of Art and Design

This borrower member posted the following loan description, which has not been verified:

I am in need of a loan to spread out some of my business expenses and taxes to make them manageable at this time. I am a freelance graphic designer that does a wide range of services for just a couple of clients. I am very organized and I always know where I am financially, and never make a late payment. Business is doing well right now, but I need some help before I will see the result of my current work.

A credit bureau reported the following information about this borrower member on March 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$849.00	Public Records On File:	0
Revolving Line Utilization:	10.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388732

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388732	$24,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388732. Member loan 388732 was requested on March 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Barnes & Noble	Debt-to-income ratio:	21.55%
Length of employment:	5 years 1 month	Location:	Los Angeles, CA

Home town:	Stoughton
Current & past employers:	Barnes & Noble, BarTime Incorporated
Education:	Bryant College, Harvard University

This borrower member posted the following loan description, which has not been verified:

We would like to borrow 20k to purchase the home that we have been renting for over 1 year. We have been approved to assume the sellers mortgage for 490k, as the home is a pre foreclosure and seller is in distress . The current owner has a 2nd on it (hard money) that has become due. We are required to pay it off at closing and need some help to complete the transaction. I hope you will grant us this oppty. Our current rent is 2500. If we can close the transaction our mortgage will be 1600 on the same property! I hope you can help

A credit bureau reported the following information about this borrower member on March 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	63
Revolving Credit Balance:	$17,921.00	Public Records On File:	0
Revolving Line Utilization:	43.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 388737

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388737	$15,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388737. Member loan 388737 was requested on March 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,875 / month
Current employer:	State of Oregon	Debt-to-income ratio:	17.11%
Length of employment:	30 years	Location:	HILLSBORO, OR

Home town:	Baker
Current & past employers:	State of Oregon, Department of Fish and Wildlife
Education:	Oregon State University

This borrower member posted the following loan description, which has not been verified:

Background on my financial debt: $4,500 credit card debt, $7,000 bank line of credit; $4,500 Prosper loan; and $18,000 vehicle loan. Interest rates on credit cards range from 15-18%, bank line of credit 12%, Prosper loan 10% and vehicle loan 18%. Just received a generous credit card line from U.S. Bank. I would move the $4,500 in credit debt to that card which guarantees a 3% rate on balance transfers for 5 years. I would then use a Lending Club loan to pay of my current line of credit with the bank and pay down some of the vehicle loan. And then because of the new zero balance on the bank line of credit the remainder of the vehicle loan could be transferred to that line of credit. So the bottom line is I am transferring my credit card debt to a 3% rate, my current line of credit balance to an 8% rate and portions of my vehicle loan to 12% and 8% rates.

A credit bureau reported the following information about this borrower member on March 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,952.00	Public Records On File:	0
Revolving Line Utilization:	22.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 388748

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388748	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388748. Member loan 388748 was requested on March 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,083 / month
Current employer:	Isabella Flooring Inc.	Debt-to-income ratio:	17.69%
Length of employment:	10 years	Location:	Bodfish, CA

Home town:	Lake Isabella
Current & past employers:	Isabella Flooring Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

4000.00 will be to pay of(husbands) PROSPER Loan at 12% interest. That I am In good standing with. $8000.00 we be used to bring NEW Green Flooring Samples andProducts into our Store that Can be seen at our web site.. www.isabellaflooring.com And also to do GREEN EXPO's at home trade show's Floor Covering Business is doing well, Public is looking for More GREEN Products so we have co-op, with Mohawk Inc. We also have (Inc.) the business, We have been in the Installation Of floor covering for 23 years and have been retailing for 3 years. The Business has been been doing aprox 48k to 60k a month for the past 28 months with a 40% MARGIN.

A credit bureau reported the following information about this borrower member on March 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,588.00	Public Records On File:	0
Revolving Line Utilization:	20.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 388771

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388771	$24,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388771. Member loan 388771 was requested on March 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Self Employed	Debt-to-income ratio:	18.51%
Length of employment:	7 years	Location:	Peoria, AZ

Home town:	Croix Chapeau
Current & past employers:	Self Employed, Dynegy Inc., Ferrellgas Partners
Education:	Our Lady of the Lake University-San Antonio

This borrower member posted the following loan description, which has not been verified:

I am starting a retail craft supply and pottery painting studio. I have a good relationshiip with my bank and was told last summer that I would have no trouble getting the SBA loan when I needed it. With the financial crisis, all of that changed and they couldn't get me the SBA loan. I will be funding about half of the start up costs myself and am looking for funding for the remainder. This business is one of the few industries that is not feeling the recession. As people can no longer afford to take vacations, the advent of the 'staycation' has emerged. Now families are looking for things to do at home. My studio will provide a place for people to come and learn new crafts, scrapbooking, pottery painting, home decorating, etc. Unlike a big box craft store, mine will focus more on the classes and how to use the products that are out there.

A credit bureau reported the following information about this borrower member on March 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,815.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388774

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388774	$11,200	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388774. Member loan 388774 was requested on March 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,317 / month
Current employer:	Pacific Gas and Electric Company	Debt-to-income ratio:	16.21%
Length of employment:	6 years 10 months	Location:	Clovis, CA

Home town:	Taipei
Current & past employers:	Pacific Gas and Electric Company, United States Marine Corps
Education:

This borrower member posted the following loan description, which has not been verified:

I have a wedding date set for 6/28/09 with a non refundable deposit. My fiancee injured his shoulder Nov 08 and is unable to work until he receives the surgery, then he has 3 month to recuperate. The money we have saved to cover the wedding has been exhausted from his inability to return to work as a commercial diver in the Gulf of Mexico. Wedding invites have been sent and most attendees have made their out of state travel arrangements which is non refundable as well. The remaining balance on the wedding is $5800 and there are still a few items that need full payment including photographer for $1000 and other miscellaneous services. All other items have been paid for. I need this loan to help cover the wedding expenses, plus I think this would be a great opportunity to consolidate my other bills and make one convenient payment. My fiancee's job will be waiting for him upon his recovery, approx Aug of 09 depending on his surgery date. I plan on repaying this loan in full asap after his return to work. I have been in my full time position since 2001 and keep up with all my bills and maintaining good credit.

A credit bureau reported the following information about this borrower member on March 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	74
Revolving Credit Balance:	$10,673.00	Public Records On File:	0
Revolving Line Utilization:	93.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388777

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388777	$7,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388777. Member loan 388777 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	UCIrvine Parking and Transportation	Debt-to-income ratio:	20.87%
Length of employment:	2 years 8 months	Location:	Irvine, CA

Home town:	Glendale
Current & past employers:	UCIrvine Parking and Transportation
Education:	University of California-Irvine (UCI)

This borrower member posted the following loan description, which has not been verified:

I fell into credit card debt at a young age. Up to date I have been making payments to reduce my debt but I feel it is time to seek help. I am ready to become financially responsible and debt free.

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,546.00	Public Records On File:	0
Revolving Line Utilization:	97.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388791

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388791	$10,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388791. Member loan 388791 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,751 / month
Current employer:	First Financial Bank	Debt-to-income ratio:	11.01%
Length of employment:	6 months	Location:	Hamilton, OH

Home town:	Goodlettsville
Current & past employers:	First Financial Bank, Fifth Third Bancorp, Firefly Properties, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

I purchased this car and 3 weeks later, the lender decided to bail on the loan. The dealer and I are in a panic because of the following reasons - 1) They took the old car in trade, paid off the loan, and have transferred the title and sold it. 2) I am having a real hard time getting financing from anyone due to this economy and due to the rental property I own. 3) The title has been transferred to my name now, and as far as the state is concerned, the car is legally mine. I am 28 years old, about to be married, already have one child, and just found out I got another one coming. I pay ALL my bills on time, and don't have that many. I own a 4 family rental home that has solid renters, and the rents pay my mortgage on the rental building. I live in one of the units. Due to the mortgage I have, the banks are screaming about my debt to income ratio, which due to the rents, should not be an issue, but apparently it is. They can't seem to understand that I don't pay for the mortgage. I own an LLC that my rental business is operated under, I work 6 days a week at a bank call center. My rental business is a 2 man operation, involving myself and my Dad. My soon-to-be wife works at a call center at a bank as well, works 5 days a week. We have no problems paying all our bills. I am trying everything I can to make this loan issue go away and prevent it from turning into an even bigger mess than it already is. The dealer has tried everything they can think of, and I have too, and we both have run out of ideas. The car is a 2001 BMW X5. The sales prices of the car is 11190, add the 3500 negative equity from previous car, taxes, etc, and we are right at 16000. I have money to put down as well, up to 1500 at this time.

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	63
Revolving Credit Balance:	$10,631.00	Public Records On File:	0
Revolving Line Utilization:	35.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 388821

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388821	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388821. Member loan 388821 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,164 / month
Current employer:	Rite Aid	Debt-to-income ratio:	15.05%
Length of employment:	3 years 6 months	Location:	Rockland, MA

Home town:	California (Dow Village)
Current & past employers:	Rite Aid, General Ambulance
Education:

This borrower member posted the following loan description, which has not been verified:

The loan is to pay off 2 credit cards and consolidate other debt into one easy monthly payment.This loan will allow me to start saving for my wedding and reduce stress of stretching my bi-weekly paycheck between too many bills.Thank you.

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,571.00	Public Records On File:	0
Revolving Line Utilization:	11.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388832

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388832	$7,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388832. Member loan 388832 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Dutch Productions Inc.	Debt-to-income ratio:	3.99%
Length of employment:	3 years 6 months	Location:	Astoria, NY

Home town:	Kingston
Current & past employers:	Dutch Productions Inc., Madison Square Garden
Education:	Hofstra Univerity

This borrower member posted the following loan description, which has not been verified:

Hello, I am in search of this loan in order to catch up on my tax payments for 2008. I have good credit and have never taken out a loan in the past.

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	22
Revolving Credit Balance:	$4,747.00	Public Records On File:	0
Revolving Line Utilization:	93.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 388849

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388849	$5,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388849. Member loan 388849 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,667 / month
Current employer:	Middlesex Savings Bank	Debt-to-income ratio:	19.20%
Length of employment:	5 years	Location:	WALTHAM, MA

Home town:	Waltham
Current & past employers:	Middlesex Savings Bank
Education:	University of Massachusetts-Dartmouth

This borrower member posted the following loan description, which has not been verified:

I'm looking for a loan to get rid of the last of my credit card debt...with the help of this service I hope to do that in 3 years! Thank you!

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,860.00	Public Records On File:	0
Revolving Line Utilization:	29.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388859

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388859	$9,300	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388859. Member loan 388859 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Rolls-Royce	Debt-to-income ratio:	14.88%
Length of employment:	8 years 10 months	Location:	Dover, KY

Home town:	Geneva
Current & past employers:	Rolls-Royce, lockheed Martin
Education:	Campball University

This borrower member posted the following loan description, which has not been verified:

Loan needed to purchase 2004 Honda Goldwing purchased on ebay auction #180338977533

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,561.00	Public Records On File:	0
Revolving Line Utilization:	51.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388872

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388872	$5,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388872. Member loan 388872 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	the brothers group	Debt-to-income ratio:	14.00%
Length of employment:	10 years 4 months	Location:	bridgewater, MA

Home town:	ebridgewater
Current & past employers:	the brothers group, paperama, US Navy
Education:

This borrower member posted the following loan description, which has not been verified:

Ive been at my job for 10yrs and allways pay on time

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,536.00	Public Records On File:	1
Revolving Line Utilization:	33.10%	Months Since Last Record:	96
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388882

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388882	$15,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388882. Member loan 388882 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,583 / month
Current employer:	manorcare hcr	Debt-to-income ratio:	11.58%
Length of employment:	6 years 11 months	Location:	kansas city, MO

Home town:
Current & past employers:	manorcare hcr, proffesional nursing kansas city
Education:	DeVry kansas city

This borrower member posted the following loan description, which has not been verified:

I would like to add a deck to my house, which will cost me about 9000-10000 dollars, the rest i will use to pay off my current loan, that way i will only have one loan payment to deal with.

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,490.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 388912

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388912	$7,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388912. Member loan 388912 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,100 / month
Current employer:	University of Washington	Debt-to-income ratio:	5.57%
Length of employment:	10 months	Location:	Seattle, WA

Home town:	Baltimore
Current & past employers:	University of Washington
Education:	The University of Tennessee, University of Washington at Seattle

This borrower member posted the following loan description, which has not been verified:

I was in a serious bike accident last fall, and now the hospital bills are rolling in. Also, because I was in the hospital for a month, my interest free credit cards went to the regular rate because I missed payments. So now, I'm in a bit of a financial hole.

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,748.00	Public Records On File:	0
Revolving Line Utilization:	53.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 388916

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388916	$12,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388916. Member loan 388916 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,833 / month
Current employer:	Tri-State Associates, Inc	Debt-to-income ratio:	16.73%
Length of employment:	15 years 11 months	Location:	Washington, DC

Home town:	Nordheim
Current & past employers:	Tri-State Associates, Inc, Teknekron, Inc
Education:	George Washington University (GW)

This borrower member posted the following loan description, which has not been verified:

Looking for a loan to buy a 2006 Ford F250 Truck for business. Truck is valued at $16,000.00

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	20	Months Since Last Delinquency:	4
Revolving Credit Balance:	$74,042.00	Public Records On File:	0
Revolving Line Utilization:	41.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 388927

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388927	$25,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388927. Member loan 388927 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Microsoft	Debt-to-income ratio:	8.24%
Length of employment:	6 years	Location:	seattle, WA

Home town:	Jacksonville
Current & past employers:	Microsoft, McGraw-Hill
Education:	University of Washington at Seattle

This borrower member posted the following loan description, which has not been verified:

I have payed off all of my credit cards but one remains and I'm desperate to get it paid this year but the rate is awful! Help me get it paid off but at a better rate.

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,323.00	Public Records On File:	0
Revolving Line Utilization:	50.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 388929

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388929	$15,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388929. Member loan 388929 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,280 / month
Current employer:	Rockingham County Public Schools	Debt-to-income ratio:	9.60%
Length of employment:	1 year	Location:	Harrisonburg, VA

Home town:	Cheverly
Current & past employers:	Rockingham County Public Schools, Shenandoah County Public Schools
Education:	James Madison University, Lord Fairfax Community College, Shenandoah University

This borrower member posted the following loan description, which has not been verified:

I will be using this loan to refinance my credit card and to pay for a used vehicle. This rate is much better and will allow me to pay off both in 3 years.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	14
Revolving Credit Balance:	$64,831.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 388946

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388946	$19,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388946. Member loan 388946 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	rangeview library district	Debt-to-income ratio:	15.51%
Length of employment:	7 months	Location:	denver, CO

Home town:	South Weymouth
Current & past employers:	rangeview library district, Metrobeat TV, TravelWizard
Education:	St. Paul's College, School of Visual Arts, The Travel Institute

This borrower member posted the following loan description, which has not been verified:

This is a loan requerst for startup funds for a travel business that provides affordable summer educational travel experiences for teachers. With the current economic situation, this is the best time to build a small, specialized travel planning and itinerary packaging business and allow it to build slowly and steadily. I have had considerable experience in the industry working as an agent and tour planner for large companies.

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1977	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$49,836.00	Public Records On File:	0
Revolving Line Utilization:	42.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 388948

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388948	$3,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388948. Member loan 388948 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,833 / month
Current employer:	Regal-Beloit	Debt-to-income ratio:	23.62%
Length of employment:	1 year 8 months	Location:	BlackRiverFalls, WI

Home town:	Charlotte
Current & past employers:	Regal-Beloit, Trojan Heat Treat
Education:

This borrower member posted the following loan description, which has not been verified:

I am asking the lending club to please help me with letting me borrow this Two-Thousand dollars. I have tried banks but i have nothing i can use for colateral, I do have a car note from us bank that i am paying and i have not missed any payments nor been late with any payments neither. I have as much as i hate to say a divorce i would like to get started, plus my Daughter has recently just had a baby and i would like to help provide her with some things she still needs for the baby.I do have a good credit score and I can't do no more than give my word that I promise to pay all this back with out missing any payments. I don't know why it is but no one will give me a chance and i know some people probably have borrowed money and not paid it back but i am not one of them people and don't think it's fair to be judged that way without being given a chance. plus i am trying to build up my credit not destroy it. so i am asking you to please help me and lend me the money i am requesting. I only have a savings account, I don't have a checking account because i wish not to have a checking account, but i am still able to make sure my payments are paid. I only have the one bill and that is my car note, which i keep paid in good faith and i will keep you paid in good faith also. Thank you! marla slone

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388954

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388954	$25,000	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388954. Member loan 388954 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	park ridge taxi	Debt-to-income ratio:	3.56%
Length of employment:	2 years 9 months	Location:	park ridge, IL

Home town:
Current & past employers:	park ridge taxi
Education:

This borrower member posted the following loan description, which has not been verified:

I'm hard working person I pay my bills always on time I'm a family man and very responsible.

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,341.00	Public Records On File:	0
Revolving Line Utilization:	24.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 388991

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388991	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388991. Member loan 388991 was requested on March 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	Best Doors Inc.	Debt-to-income ratio:	21.07%
Length of employment:	7 years	Location:	Salinas, CA

Home town:	Elma
Current & past employers:	Best Doors Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I have found a great deal on two off road dirt bikes,& I need to purchase them before someone else does. I can pay the loan back within 3 to 6 months, if not sooner. This purchase means so much to my Son & I. I have my own buisness, & my Son works full time also. Please respond ASAP. Thank You So Much John Messenger

A credit bureau reported the following information about this borrower member on March 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,136.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388996

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388996	$11,500	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388996. Member loan 388996 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,911 / month
Current employer:	A-C Transit	Debt-to-income ratio:	21.09%
Length of employment:	1 year 6 months	Location:	San Francisco, CA

Home town:	San Francisco
Current & past employers:	A-C Transit, Wherehouse Music, Anderson News Co.
Education:	San Francisco State University, City College of San Francisco

This borrower member posted the following loan description, which has not been verified:

I have 7 credit cards and I am trying to obtain this loan amount to consolidate my debt and make my payments much easier to manage. I pay all my bills on time,I send more than the monthly minimum and have not missed any monthly payments. Also, by getting this loan, I will be able to put myself on track towards my goal of eventually purchasing a house. Thank you for reading this.

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,416.00	Public Records On File:	0
Revolving Line Utilization:	67.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 388998

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388998	$3,300	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388998. Member loan 388998 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	UPMC Children's Hospital	Debt-to-income ratio:	0.89%
Length of employment:	3 years	Location:	Pittsburgh, PA

Home town:	Oak Ridge
Current & past employers:	UPMC Children's Hospital, Starbucks, Carnegie Library of Pittsburgh, UPMC Presbyterian Hospital
Education:	UPMC Shadyside Hospital School of Nursing, Chatham College, Community College of Allegheny County

This borrower member posted the following loan description, which has not been verified:

What a terrible problem for your borrower to have! I make too much money to qualify for the down payment assistance programs in my area. I only began my professional career a couple years ago, and spent the first two years aggressively paying off the debts that I incurred as a nursing student. Now, as a fully employed professional working in a recession proof industry, I am ready to start looking for a first house, but I haven't had the opportunity yet to save an adequate down payment. There are some very good deals to be had in my area, and I plan to borrow responsibly and only buy as much house as I can afford. There are grant programs and special urban redevelopment loans that help people in my position, but I make too much money to qualify. The amount I am seeking is only a part of the down payment I would like to offer, and honestly, I could probably wait just a few months and save it. But every month I wait, I am paying rent that is almost twice what my modest mortgage payment would be. So, taking out this small loan to help this deal go through will end up saving money. I'm a good risk, with less than $250 in credit card debt, no automobile debt, very minimal student loan debt. Basically, I will only have my mortgage and this loan to repay.

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	7	Months Since Last Delinquency:	8
Revolving Credit Balance:	$113.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 389001

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389001	$16,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389001. Member loan 389001 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,492 / month
Current employer:	Reynolds & Reynolds	Debt-to-income ratio:	10.37%
Length of employment:	2 years 7 months	Location:	College Station, TX

Home town:	Edinburg
Current & past employers:	Reynolds & Reynolds, Andrew Corporation
Education:	University of Texas Pan American

This borrower member posted the following loan description, which has not been verified:

The loan will be used to payoff several high interest rate credit cards. We are current on all our monthly payments, but the interest rates on some of our credit cards are ridiculously high which, of course, didn't start out that way. We do, in most cases, play more than the monthly minimum. We normally pay around $550 to $600 in monthy credit card payments. We have paid off approximately $3000 within the last year and a half, but feel like the high interest rates are making this too slow of a process and too high of a cost for our family. This credit card debt has been like a monkey on our back the last several years and we would like to stop having to deal with credit card companies if at all possible. As far as our financial situation, we are doing well for a family of three. I currently work full time as a team leader for a company that builds and maintain websites. My wife works part-time as a Montessori teacher at a private school.

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,016.00	Public Records On File:	0
Revolving Line Utilization:	84.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389010

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389010	$7,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389010. Member loan 389010 was requested on March 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,093 / month
Current employer:	Highmark blue shield	Debt-to-income ratio:	14.71%
Length of employment:	7 years	Location:	Carlisle, PA

Home town:	Carlisle
Current & past employers:	Highmark blue shield, Eds
Education:	Harrisburg Area Community College-Harrisburg

This borrower member posted the following loan description, which has not been verified:

Using this loan to pay off credit cards and apply those payments toward one monthly bill

A credit bureau reported the following information about this borrower member on March 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,915.00	Public Records On File:	0
Revolving Line Utilization:	93.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389021

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389021	$7,750	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389021. Member loan 389021 was requested on March 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,475 / month
Current employer:	Skehan Home center	Debt-to-income ratio:	17.78%
Length of employment:	7 years 2 months	Location:	South Tamworth, NH

Home town:	laconia
Current & past employers:	Skehan Home center, Amerigas-propane
Education:	United States Marine Corp

This borrower member posted the following loan description, which has not been verified:

I have 3 credit cards that are charging 25 percent interest,I have perfect credit and would like to pay them off before they jack up my rate........... once again

A credit bureau reported the following information about this borrower member on March 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,610.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389056

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389056	$8,400	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389056. Member loan 389056 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Verizon Communications	Debt-to-income ratio:	3.05%
Length of employment:	4 years 1 month	Location:	Hemet, CA

Home town:	Hemet
Current & past employers:	Verizon Communications
Education:	Mount San Jacinto College, Univeristy of Pheonix

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to cover the remainder of a down payment for a house. I currently have $10000 in savings and need the rest to fill in.

A credit bureau reported the following information about this borrower member on March 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,506.00	Public Records On File:	0
Revolving Line Utilization:	6.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389170

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389170	$12,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389170. Member loan 389170 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Mahershalash LLC dba Frullati cafe	Debt-to-income ratio:	12.62%
Length of employment:	6 years	Location:	CANFIELD, OH

Home town:	damascus
Current & past employers:	Mahershalash LLC dba Frullati cafe, smoothie island
Education:

This borrower member posted the following loan description, which has not been verified:

acurardx

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,810.00	Public Records On File:	0
Revolving Line Utilization:	32.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 389232

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389232	$12,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389232. Member loan 389232 was requested on March 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Ametek	Debt-to-income ratio:	15.12%
Length of employment:	9 months	Location:	Columbus, OH

Home town:	Chicago
Current & past employers:	Ametek
Education:	Purdue University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate multiple Higher Interest loans to one payment at a lower rate. Will also allow me to repay debt faster than current rate.

A credit bureau reported the following information about this borrower member on March 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,540.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389254

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389254	$9,975	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389254. Member loan 389254 was requested on March 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:	Computer Software	Debt-to-income ratio:	2.90%
Length of employment:	3 years 4 months	Location:	Livonia, MI

Home town:
Current & past employers:	Computer Software
Education:	Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

This loan will be used to finance the renovation of a single-family home purchased in Michigan. I am working with experienced professionals, such as contractors and realtors, with 10+ years experience in their field to help complete this renovation. We have already completed two renovations together, with plans for more in the works. Therefore, I already have the team in place to get going and have everything done in a timely manner. I am a good candidate for this loan because I am still working full-time. As a result, I can continue to pay back the loan in the event things do not turn out as planned. Furthermore, other than my mortgages, my only debt includes a school loan. Therefore, my ability to repay is very high.

A credit bureau reported the following information about this borrower member on March 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$726.00	Public Records On File:	0
Revolving Line Utilization:	1.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 389258

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389258	$5,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389258. Member loan 389258 was requested on March 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	Mustang Harrys Restaurant	Debt-to-income ratio:	14.00%
Length of employment:	2 years 3 months	Location:	Bronx, NY

Home town:
Current & past employers:	Mustang Harrys Restaurant
Education:	Monroe College-Main Campus

This borrower member posted the following loan description, which has not been verified:

i am trying to buy a car and pay for the insurance

A credit bureau reported the following information about this borrower member on March 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,348.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 389288

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389288	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389288. Member loan 389288 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,586 / month
Current employer:	CUTCO CORP	Debt-to-income ratio:	21.17%
Length of employment:	8 years 6 months	Location:	OLEAN, NY

Home town:	Olean
Current & past employers:	CUTCO CORP, DRESSER RAND
Education:	PENN TECH

This borrower member posted the following loan description, which has not been verified:

TO PAY OFF A MASTERCARD AT A LOWER RATE

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1979	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,133.00	Public Records On File:	0
Revolving Line Utilization:	38.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389294

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389294	$9,400	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389294. Member loan 389294 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Hit Toy Company	Debt-to-income ratio:	1.46%
Length of employment:	2 years	Location:	Massapequa Park, NY

Home town:	Massapequa Park
Current & past employers:	Hit Toy Company
Education:	Farmingdale State University of New York

This borrower member posted the following loan description, which has not been verified:

all lenders we are very responsible, dependable and will pay loan on time and as soon as possible. Thank you and hope someone can help.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	42
Revolving Credit Balance:	$4,700.00	Public Records On File:	0
Revolving Line Utilization:	51.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389343

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389343	$25,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389343. Member loan 389343 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,083 / month
Current employer:	UNIEDUS MEDIA GROUP	Debt-to-income ratio:	0.78%
Length of employment:	5 years 3 months	Location:	COLUMBUS, OH

Home town:	COLUMBUS
Current & past employers:	UNIEDUS MEDIA GROUP, HATTCHETTE FILMS
Education:	Bluffton University

This borrower member posted the following loan description, which has not been verified:

SEEKING 25K TERMS RATE OPEN-LOOKING FOR SHORT TERM 90-180 DAY FULL REPAYMENT

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,190.00	Public Records On File:	0
Revolving Line Utilization:	16.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389390

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389390	$12,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389390. Member loan 389390 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$15,000 / month
Current employer:	Kinser Crane	Debt-to-income ratio:	5.75%
Length of employment:	11 years	Location:	Elgin, IL

Home town:	Chicago
Current & past employers:	Kinser Crane
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate Credit Cards and help pay for my son's tuition.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	24
Revolving Credit Balance:	$22,268.00	Public Records On File:	0
Revolving Line Utilization:	26.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389399

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389399	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389399. Member loan 389399 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	VASNHS	Debt-to-income ratio:	9.27%
Length of employment:	7 years	Location:	LAS VEGAS, NV

Home town:	LAS VEGAS
Current & past employers:	VASNHS, APOLLO COLLEGE
Education:	WILKES UNIVERSITY

This borrower member posted the following loan description, which has not been verified:

NEEDED IN LESS THAN 2 WEEKS

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	5
Revolving Credit Balance:	$10,843.00	Public Records On File:	0
Revolving Line Utilization:	68.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389428

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389428	$15,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389428. Member loan 389428 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,131 / month
Current employer:	Indian Spring Country Club	Debt-to-income ratio:	9.20%
Length of employment:	7 years 8 months	Location:	Boynton Beach, FL

Home town:	St. Albans, New York
Current & past employers:	Indian Spring Country Club
Education:	SUNY College at Old Westbury

This borrower member posted the following loan description, which has not been verified:

To whom it may concern, this is extremely important for me to have a loan so that I can become debt free. The debt consolidation loan is something that I have looked into several times, now it is very urgent that my request for one is approved. When you check my credit history, my payments are and have been on time, just accumulated a lot of debt. I am a very good risk, because I pay my bills on time. I would certainly appreciate an approval. I would need this approved by theend of this week. Thanks. Thank you very much for your cooperation with this urgent matter. Very Truly Yours, Jean-Pierre Petrie

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1978	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,377.00	Public Records On File:	0
Revolving Line Utilization:	94.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389498

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389498	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389498. Member loan 389498 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,190 / month
Current employer:	Retired Veteran	Debt-to-income ratio:	13.77%
Length of employment:	n/a	Location:	Norman, OK

Home town:	Denver
Current & past employers:	Retired Veteran, US Army
Education:	University of Oklahoma Norman Campus

This borrower member posted the following loan description, which has not been verified:

Looking for a good interest rate for consolidating 2 cards and financing the new Heat & A/C unit. (had to replace after 30+ good years)

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,251.00	Public Records On File:	1
Revolving Line Utilization:	5.50%	Months Since Last Record:	91
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389501

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389501	$13,750	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389501. Member loan 389501 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Northstar Marine	Debt-to-income ratio:	17.96%
Length of employment:	1 year	Location:	Del Haven, NJ

Home town:	Cape May
Current & past employers:	Northstar Marine, Eckels Diesel
Education:	Pennco Tech

This borrower member posted the following loan description, which has not been verified:

Looking to expand seafood buisness. Purchasing a new boat with gear. Market to sell my catch is very good and outlook is good. I also work for sea tow so I always have steady income coming in.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,269.00	Public Records On File:	0
Revolving Line Utilization:	15.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 389504

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389504	$15,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389504. Member loan 389504 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,614 / month
Current employer:	Four Cornerstone, LLC	Debt-to-income ratio:	8.57%
Length of employment:	4 years 7 months	Location:	Fort Worth, TX

Home town:	Dallas
Current & past employers:	Four Cornerstone, LLC, ThinkSpark
Education:	Ole Miss

This borrower member posted the following loan description, which has not been verified:

My name is Hunter and I own a small business called Four Cornerstone. Our company is in need of some working capital as our clients have not been paying on time.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,700.00	Public Records On File:	0
Revolving Line Utilization:	42.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389511

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389511	$25,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389511. Member loan 389511 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Michael Graham	Debt-to-income ratio:	12.94%
Length of employment:	2 years	Location:	Downers Grove, IL

Home town:	Maywood
Current & past employers:	Michael Graham, Remax
Education:	College of Dupage

This borrower member posted the following loan description, which has not been verified:

15 years Experience in the Real Estate market. Last 5 years specializing in short sales and foreclosures. Putting together a direct mail ad campaign of 250,000 postcards targeting distressed homeowners in Chicagoland. Will work side by side with banks, borrowers and attorneys to sell properties in a timely fashion to avoid foreclosure making a commission on each transaction.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	37
Revolving Credit Balance:	$16,133.00	Public Records On File:	0
Revolving Line Utilization:	96.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389524

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389524	$2,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389524. Member loan 389524 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	MAXWELL NISSAN	Debt-to-income ratio:	8.76%
Length of employment:	12 years 2 months	Location:	TAYLOR, TX

Home town:	Heidelberg
Current & past employers:	MAXWELL NISSAN
Education:	N/A

This borrower member posted the following loan description, which has not been verified:

Hello All, I'm looking to consolidate 8 credit cards into one low monthly payment. As this is debt consolidation I am actually lowering rates on these loans and putting myself in a better position financially. I had not heard of the lending club until I applied on Lending Tree, but i am intrigued by the process. Although I have had some financial difficulty in the past, I have worked hard to restore my credit rating and take my responsibilities very seriously. I appreciate your consideration.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	49
Revolving Credit Balance:	$1,580.00	Public Records On File:	0
Revolving Line Utilization:	14.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389534

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389534	$3,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389534. Member loan 389534 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,125 / month
Current employer:	Covidien Ltd.	Debt-to-income ratio:	24.24%
Length of employment:	2 years 10 months	Location:	Greenwood, SC

Home town:	Greece
Current & past employers:	Covidien Ltd., Pier 1 Imports
Education:	Lander University, Piedmont Technical College

This borrower member posted the following loan description, which has not been verified:

I will use the money from this loan to pay off my credit cards, and 401K loan. I will make a good candidate for the loan because I will pay the payment on time, and tell others about this company.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	30
Revolving Credit Balance:	$2,146.00	Public Records On File:	0
Revolving Line Utilization:	13.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 389554

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389554	$15,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389554. Member loan 389554 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	a2z business systems	Debt-to-income ratio:	6.65%
Length of employment:	5 years 1 month	Location:	san francisco, CA

Home town:
Current & past employers:	a2z business systems, restaurant on the run
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

i'm looking to lower the apr on my credit cards.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,201.00	Public Records On File:	0
Revolving Line Utilization:	57.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389558

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389558	$5,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389558. Member loan 389558 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Sears Holdings Corporation	Debt-to-income ratio:	16.75%
Length of employment:	2 years 3 months	Location:	Tucson, AZ

Home town:
Current & past employers:	Sears Holdings Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

The purpuse of this loan is to pay off high interst credit cards and to help consolidate my debt. I am a resent college graduate who got a 4.0 GPA. I am a hard worker who is working becoming debt free and this loan with help reach that goal.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,110.00	Public Records On File:	0
Revolving Line Utilization:	29.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 389563

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389563	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389563. Member loan 389563 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Human Genome Sciences	Debt-to-income ratio:	12.81%
Length of employment:	2 years	Location:	OLNEY, MD

Home town:	Jamaica
Current & past employers:	Human Genome Sciences, Target
Education:	Salisbury University

This borrower member posted the following loan description, which has not been verified:

want to use loan to pay off outstanding debt

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1986	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,108.00	Public Records On File:	0
Revolving Line Utilization:	18.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 389571

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389571	$10,800	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389571. Member loan 389571 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,667 / month
Current employer:	Power Payroll, Inc. (freelance)	Debt-to-income ratio:	16.13%
Length of employment:	20 years	Location:	Atlanta, GA

Home town:	Atlanta
Current & past employers:	Power Payroll, Inc. (freelance), self
Education:	Georgia State University

This borrower member posted the following loan description, which has not been verified:

There are 3-4 options of vehicles that I'm researching to purchase. They include the BMW 525i Wagon, BMW X3 and BMW X5. Each vehicle has unique pros, which affect the asking price. The maximum loan amount would be 18K and the minimum would be 10K. I have an excellent credit history and have never been late for any financial payment / obligation. I consider myself an exceptional candidate and look forward to working with Lending Club. Thank you.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1986	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$186,072.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389618	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389618. Member loan 389618 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,600 / month
Current employer:	retired	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	Medford, OR

Home town:	St. Louis
Current & past employers:	retired, Medford School District
Education:	Harris Teachers Collage

This borrower member posted the following loan description, which has not been verified:

800,000.00 equity with 3600.00 monthly income .. only one mortage with less than 10,000.00 owed on the rental

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1967	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,520.00	Public Records On File:	0
Revolving Line Utilization:	5.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389645

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389645	$20,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389645. Member loan 389645 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$21,583 / month
Current employer:	Hawk Inc	Debt-to-income ratio:	16.97%
Length of employment:	24 years	Location:	Ladys Island, SC

Home town:	Walterboro
Current & past employers:	Hawk Inc
Education:	USC Gamecocks

This borrower member posted the following loan description, which has not been verified:

I'm trying to buy the lot next to my home at a deep discount which will add to my privacy and future home value. Most of the revolving debt I have came from a divorce 4 years ago. That's all cleared up & I've closed the accounts and should have them paid in full over the next 2 years. In the 2 years after the divorce I had to support 2 households so thats where the bulk of that came from (Just wanted to explain why they gave me a grade D, you can also contact me and I will provide you with recent credit report & scores showing a FICO scores of 685, 699 & 701) I've had over 20 plus years on excellent credit, never missed a payment not even during my divorce. This loan is 100% safe and will be paid back!

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$58,981.00	Public Records On File:	0
Revolving Line Utilization:	84.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 389650

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389650	$5,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389650. Member loan 389650 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Amici's MT	Debt-to-income ratio:	9.05%
Length of employment:	4 years	Location:	San Francisco, CA

Home town:	Sao Paulo
Current & past employers:	Amici's MT, Pasta Pomodoro
Education:	San Francisco State University, City College of San Francisco

This borrower member posted the following loan description, which has not been verified:

I owe federal and state tax for the year 2008 due April 15, 2009. I've been working for the same company for the past 4 years. All my accounts are in good standing and are paid in full. Due to the current financial crisis, banks are only offering unreasonably high interest personal loans. I plan to pay off the loan in less than a year.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,012.00	Public Records On File:	0
Revolving Line Utilization:	10.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389660

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389660	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389660. Member loan 389660 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,292 / month
Current employer:	David Fong, D.D.S.	Debt-to-income ratio:	3.10%
Length of employment:	6 years 6 months	Location:	Thousand Oaks, CA

Home town:	Los Angeles
Current & past employers:	David Fong, D.D.S.
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan for: 1. A used car. My car just petered out on me, which was not entirely unexpected. I had vowed to drive it until its death and then find a low mileage environmentally friendly Civic that was easy on the pocket book. Looking to spend 10K or less. 2. An elective surgery that I have elected to have. My co-pay is approx 10K. I found out last year due to some mild hip discomfort that I have congenital hip dysplasia (yes like dogs but people get it too). The joints are slowly starting to deteriorate due to the abnormal stress of dysplasia. If I do nothing I will be in hip replacement in 5-10 years, which I am too young for. If I have the surgery it will correct the defect and keep me out of hip replacement possibly for good or at least for another 20-25 yrs. I have done a TON of research and am making a very well informed decision. I am a terrific candidate for this loan because I have excellent credit, a long-term stable job and little to no debt. I do not live beyond my means and have a small nest egg in IRAs that I have been working on (enough to cover this loan if necessary). As a matter of fact I may end up using a part of my IRA to pay back the medical portion of this loan as you can use IRA contributions for a percentage of your medical expenses with no tax penalties. I just haven?t decided on that yet and am requesting this loan to get me going until I do decide. I was excited to find this site and hope to be an investor someday. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$99.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389661

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389661	$7,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389661. Member loan 389661 was requested on March 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	n/a	Debt-to-income ratio:	14.69%
Length of employment:	n/a	Location:	Hinesville, GA

Home town:	Merced
Current & past employers:	US ARMY
Education:

This borrower member posted the following loan description, which has not been verified:

I have 3 credit cards that I want to consolidate into one

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,588.00	Public Records On File:	0
Revolving Line Utilization:	67.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389675

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389675	$6,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389675. Member loan 389675 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	RSMS	Debt-to-income ratio:	1.00%
Length of employment:	5 years 6 months	Location:	Hattiesburg, MS

Home town:	Farmington
Current & past employers:	RSMS, National Guard
Education:	Pearl River Community College

This borrower member posted the following loan description, which has not been verified:

I'm trying to hurry up and give my fiance the storybook wedding she's always wanted, before I get deployed to Iraq. May never get this chance again. I want to make it count.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,048.00	Public Records On File:	0
Revolving Line Utilization:	31.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389724

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389724	$5,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389724. Member loan 389724 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,083 / month
Current employer:	Self Employed	Debt-to-income ratio:	3.89%
Length of employment:	4 years 3 months	Location:	Ramsey, MN

Home town:	Fridley
Current & past employers:	Self Employed, (Owner) Iceberg Web Design, (Manager) Pomme de Terre Foods, Inc.
Education:	University of Minnesota, Morris

This borrower member posted the following loan description, which has not been verified:

I am just looking for a small loan for a home improvement project so that I do not have to draw from my credit card. I expect to pay the loan back in 6-8 months.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,901.00	Public Records On File:	0
Revolving Line Utilization:	10.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 389730

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389730	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389730. Member loan 389730 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,332 / month
Current employer:	City of Los Angeles	Debt-to-income ratio:	1.95%
Length of employment:	5 years 9 months	Location:	Los Angeles, CA

Home town:	Rochester
Current & past employers:	City of Los Angeles, So Cal Gas
Education:	California State University-Los Angeles (CSULA)

This borrower member posted the following loan description, which has not been verified:

I would like to move part of a home equity credit loan over to a personal loan, as I would like to refinance my mortgage at a lower rate. I have heard that Banks are blocking refinances by refusing to resubordinate equity loans. That is the purpose of this loan.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,210.00	Public Records On File:	0
Revolving Line Utilization:	3.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389734

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389734	$25,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389734. Member loan 389734 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	Cresent Electric	Debt-to-income ratio:	9.62%
Length of employment:	34 years 3 months	Location:	chicago, IL

Home town:
Current & past employers:	Cresent Electric
Education:	DePaul University, University of Chicago Graduate School of Business

This borrower member posted the following loan description, which has not been verified:

Since the bank(s) aren't lending - It's up to you to help! We own our home outright, have prefect credit, just appear to be unable to get $25,000 to redo the kitchen and upgrade our basement. We're thinking we won't even meet the $25,000 cost, but we'd like to have to some wiggle room if needed. We plan on paying this back within a year or so, so hopefully that doesn't turn off long-term investors! Thanks in advance for helping us out!

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1968	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,327.00	Public Records On File:	0
Revolving Line Utilization:	90.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 389741

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389741	$25,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389741. Member loan 389741 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$22,083 / month
Current employer:	Double-Take Software	Debt-to-income ratio:	12.76%
Length of employment:	5 years 2 months	Location:	West Grove, PA

Home town:	Wilkes Barre
Current & past employers:	Double-Take Software, Qwest Communications
Education:	Bucknell University

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate 3 credit card vendors into one loan with a fixed interest rate. I am tired of the policies of the credit card companies, rate changes, fees, higher minumums, etc. I have 10,000 cash to settle any outstanding balances that this loan will not cover. Therefore, this loan will consolidate all unsecured debt with one vendor (Lending club). Once consolidated, I will then re-finance my mortgage from 7% to todays rates.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,172.00	Public Records On File:	0
Revolving Line Utilization:	95.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389743

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389743	$5,400	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389743. Member loan 389743 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Nestle Prepared foods	Debt-to-income ratio:	14.50%
Length of employment:	2 years 2 months	Location:	Pacoima, CA

Home town:	Panorama City
Current & past employers:	Nestle Prepared foods, AMC theatres
Education:	Los Angeles Valley College

This borrower member posted the following loan description, which has not been verified:

just trying to pay ouff a portion of my high interest credit card. also trying to use some of the money to spend a little more time with my brother eho is currently serving in the navy and will be shipped out to the pursain gulf this June.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,289.00	Public Records On File:	0
Revolving Line Utilization:	60.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 389753

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389753	$24,000	18.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389753. Member loan 389753 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,917 / month
Current employer:	The Castle of Chaos, LLC	Debt-to-income ratio:	13.73%
Length of employment:	7 years 8 months	Location:	North Salt Lake, UT

Home town:	Boston
Current & past employers:	The Castle of Chaos, LLC, United States Army Reserves, University of Utah Hospital
Education:	Brigham Young University, Universtiy of Utah

This borrower member posted the following loan description, which has not been verified:

I have great credit and a small business that grosses over $500,000.00 annually and has been very profitable for several years. Unfortunately, I have lost over 150K credit in the recent "credit crunch" with American Express, Bank of America and Chase reducing my credit limits dramatically. I have poured all of my money into growing my company and losing so much credit will leave me cash poor before I make the majority of my annual income this Fall. Now I am stuck borrowing money at a high rate of interest to get through the next six months and keep my employees. I don't want to lay anyone off and this would be the first "step backwards" for me in 8 years of business. It is better for my business to pay extra interest and keep employees as well. In my life I have only been 30 days late on one payment and until my credit limits were dropped, my credit hovered around 750. It is now around 700 even though I have paid off over $60,000 in debt this year- because my credit limits were dropped to what I owe. I was in the Army Reserves for 14 years (honorable D/C as an officer). I attended BYU and then the U of U.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	40	Months Since Last Delinquency:	8
Revolving Credit Balance:	$160,896.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389765	$20,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389765. Member loan 389765 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Rho, Inc	Debt-to-income ratio:	23.25%
Length of employment:	4 years	Location:	Plano, TX

Home town:	Albuquerque
Current & past employers:	Rho, Inc
Education:	University of North Carolina at Chapel Hill (UNC)

This borrower member posted the following loan description, which has not been verified:

I would like to pay off an unsecured bank loan of $7,000 and 2 high interest credit cards. After obtaining my masters degree, I have worked for the past 4 years at the same company as a Statistician. I pay all of my bills at the 1st of every month and usually pay more than the minimum amount. By consolidating debt, I would have 1 payment as opposed to 3 and be able to pay it off within 3 years. Running the numbers, my monthly consolidated payment would be lower than what I am currently paying.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	77
Revolving Credit Balance:	$18,789.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 389779

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389779	$5,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389779. Member loan 389779 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Amity Regional Junior High	Debt-to-income ratio:	3.82%
Length of employment:	21 years	Location:	Old Saybrook, CT

Home town:
Current & past employers:	Amity Regional Junior High
Education:	Gateway Community and Technical College

This borrower member posted the following loan description, which has not been verified:

Using this money pay Gateway Community College to continue my education while still working.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	18
Revolving Credit Balance:	$1,157.00	Public Records On File:	0
Revolving Line Utilization:	3.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 389780

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389780	$5,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389780. Member loan 389780 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Weavers Fine Furniture	Debt-to-income ratio:	20.86%
Length of employment:	8 years 7 months	Location:	Fresno, OH

Home town:	Sugarcreek
Current & past employers:	Weavers Fine Furniture
Education:	Kent State University-Tuscarawas Campus

This borrower member posted the following loan description, which has not been verified:

Need the money to pay off some debt that has high interest.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	46	Months Since Last Delinquency:	23
Revolving Credit Balance:	$8,652.00	Public Records On File:	1
Revolving Line Utilization:	80.10%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 389784

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389784	$12,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389784. Member loan 389784 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	16.16%
Length of employment:	n/a	Location:	Mission Viejo, CA

Home town:	Pine River
Current & past employers:	Invensys, US Air Force, St. Joseph's Medical Center
Education:	Community College of the Air Force (CCAF), Central Lakes College-Brainerd, University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

I've been making all my payments on time with this card and often 2-4 times the minimum amount. However the 23% APR on the card which the company does not want to lower is too much. The only thing I charge on this card is tuition, which now in hind sight I should have got a student loan when I started. I work full time and will be graduating with my Bachelor's in June. I don't mind paying off the debt, I would just like to pay more towards the principal and less towards interest so I can get out of debt sooner.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,904.00	Public Records On File:	0
Revolving Line Utilization:	66.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 389796

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389796	$13,450	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389796. Member loan 389796 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,317 / month
Current employer:	Bose Corporation	Debt-to-income ratio:	18.64%
Length of employment:	1 year 7 months	Location:	Chestnut Hill, MA

Home town:	Wilkes-Barre
Current & past employers:	Bose Corporation, Phoenix Contact
Education:	Clark University

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, The credit card debt I've personally accumulated over the last few years has me financially and mentally crippled. I've committed to turning my life around and working toward a solid financial future. I feel extremely fortunate I still have my job/career as a Systems Analyst. I've already curbed spending by going out less for dinners and packing my lunch or work. I?ve taken full stock of my physical possessions and have sold electronics and clothes. If you can approve my application, I will pay off two credit cards with balances of $7500.00 and $3700.00. I promise to pay you back on time. Once my credit card debts and loans are paid in full, my long term goal is to save for a house/condo. Thank you very much for your consideration. Debbie Savage

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	2
Revolving Credit Balance:	$6,021.00	Public Records On File:	0
Revolving Line Utilization:	57.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389800

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389800	$24,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389800. Member loan 389800 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,000 / month
Current employer:	Millenium Group	Debt-to-income ratio:	3.04%
Length of employment:	6 years	Location:	Miami, FL

Home town:	MIAMI
Current & past employers:	Millenium Group
Education:

This borrower member posted the following loan description, which has not been verified:

I am currently requesting a loan to invest in the bail bonds business, I work with my family in the business, which is very secured. All bonds we post have a collateral, all funds are secured. I have been in the business for over 6 years and it has been very good so far! I think is a great chance to make good honest money, also helping people. Thank you!

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	25
Revolving Credit Balance:	$26,502.00	Public Records On File:	0
Revolving Line Utilization:	28.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 389815

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389815	$25,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389815. Member loan 389815 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Homemaker	Debt-to-income ratio:	4.63%
Length of employment:	n/a	Location:	Bridgeton, MO

Home town:	Princeton
Current & past employers:	Homemaker
Education:

This borrower member posted the following loan description, which has not been verified:

I am a stay at home mother and wife of a radiology resident in St. Louis. My husband is starting his final year in residency and going on the interview trail this year. We have run up our credit cards since we bought a home a few years ago. My husband will start moonlighting in the next year which pays $1500 a day and $3000 a weekend. That will help us to pay off any loans fast. He will also be recieving a sign on bonus of at least $20,000 (the going rate) in the next year. We would just like to pay off high interest credit cards and sleep at night. Its only temporary at least.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	17
Revolving Credit Balance:	$9,311.00	Public Records On File:	0
Revolving Line Utilization:	92.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389844

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389844	$11,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389844. Member loan 389844 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,825 / month
Current employer:	Foothills Machining	Debt-to-income ratio:	10.30%
Length of employment:	15 years 6 months	Location:	Six Mile, SC

Home town:
Current & past employers:	Foothills Machining
Education:

This borrower member posted the following loan description, which has not been verified:

I have two credit cards carrying balances and two without balances. BofA=3860. @ 23.99% 135/month min. GMAC=7650. @24.99% 227/month min. I'm going to cancel all except 1, and not carry a balance on it. At minimum payments I will never get out of debt. I am current on all my other bills, mortgage,utilities etc. I've been employed at the same business (metal fabrication) for 16 years.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	17	Months Since Last Delinquency:	21
Revolving Credit Balance:	$11,361.00	Public Records On File:	0
Revolving Line Utilization:	35.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389847

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389847	$20,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389847. Member loan 389847 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	OHIO STATE UNIVERSITY MEDICAL CENTER	Debt-to-income ratio:	9.31%
Length of employment:	6 years	Location:	COLUMBUS, OH

Home town:	koribondo
Current & past employers:	OHIO STATE UNIVERSITY MEDICAL CENTER, ohio state university medical center
Education:	Columbus State Community College

This borrower member posted the following loan description, which has not been verified:

To invest into a business.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	63
Revolving Credit Balance:	$1,483.00	Public Records On File:	0
Revolving Line Utilization:	4.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389857

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389857	$3,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389857. Member loan 389857 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,493 / month
Current employer:	United States Army National Guard	Debt-to-income ratio:	5.69%
Length of employment:	1 year 1 month	Location:	TOLEDO, OH

Home town:	Wooster
Current & past employers:	United States Army National Guard, J.M. Smuckers
Education:	University of Toledo, Education Major, Pi Kappa Alpha Member

This borrower member posted the following loan description, which has not been verified:

This loan is to provide extra cash so that I have extra money to cover rent, transportation costs, and other expenses of living off campus and attending school. I also am wanting to boost my credit by receiving a loan and paying it off on time with timely payments so that when it comes to home loans or car loans in the future I have a history and good score.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$859.00	Public Records On File:	0
Revolving Line Utilization:	10.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389871

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389871	$3,000	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389871. Member loan 389871 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Creative Day Concepts	Debt-to-income ratio:	1.91%
Length of employment:	6 years 2 months	Location:	Bakersfield, CA

Home town:	Dallas
Current & past employers:	Creative Day Concepts
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to further my Education in Business Consulting.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,703.00	Public Records On File:	0
Revolving Line Utilization:	32.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 389885

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389885	$10,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389885. Member loan 389885 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	G. Edward Solutions at Microsoft	Debt-to-income ratio:	11.18%
Length of employment:	3 years 2 months	Location:	Aventura, FL

Home town:	Santos
Current & past employers:	G. Edward Solutions at Microsoft, Sails Homes Inc.
Education:	Florida International University, Barry University

This borrower member posted the following loan description, which has not been verified:

I had the opportunity to buy a franchise 5 months ago and since then I have been trying to obtain a loan from a bank, any bank. Due to the economic situation of the country it has been impossible for me to do this, mainly because I am not a property owner. Since November 2008 I have taken ownership of this business and have been maintain it with liquid cash but at this point I do need some financial funding, the fact that I haven't gotten this has caused me to make a few late payments here and there, in turn lowering my credit score. I do have a steady job, with a steady paycheck and I am not relying 100% on the business to pay back this loan. Please help! many thanks in advance, Bianca

A credit bureau reported the following information about this borrower member on March 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	37
Revolving Credit Balance:	$6,070.00	Public Records On File:	0
Revolving Line Utilization:	88.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389918

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389918	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389918. Member loan 389918 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,875 / month
Current employer:	Imagine College Prep High School	Debt-to-income ratio:	14.71%
Length of employment:	8 months	Location:	Saint Louis, MO

Home town:	Newton
Current & past employers:	Imagine College Prep High School
Education:	Michigan State University

This borrower member posted the following loan description, which has not been verified:

I am a first year teacher in an urban school with little to no resources. I have funded everything for my class and have since landed in debt. I am looking to refinance my credit card debt at a better rate and manage my payments better.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,316.00	Public Records On File:	0
Revolving Line Utilization:	52.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389957

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389957	$14,500	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389957. Member loan 389957 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,150 / month
Current employer:	Truman Medical Center	Debt-to-income ratio:	23.01%
Length of employment:	19 years 1 month	Location:	kansas city,, KS

Home town:	Kansas City
Current & past employers:	Truman Medical Center, bethany medical center
Education:	kckcc

This borrower member posted the following loan description, which has not been verified:

I would like to pay off a high interest personal loan from beeficial of 18,600. and pay off a credit card. I also need a new transmission for my truck.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	19
Revolving Credit Balance:	$22,720.00	Public Records On File:	0
Revolving Line Utilization:	86.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 389976

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389976	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389976. Member loan 389976 was requested on March 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,083 / month
Current employer:	Flextronics	Debt-to-income ratio:	0.61%
Length of employment:	7 years 3 months	Location:	Frisco, TX

Home town:	El Paso
Current & past employers:	Flextronics, Verteq
Education:	University Of Redlands

This borrower member posted the following loan description, which has not been verified:

We are in the process of closing on an apartment complex with 22 units. We have enough money saved for the down payment. The loan will assist us in updating the units and allow us to increase rental income and provide better housing conditions. The updates are cosmetic in nature and costs have been validated. We can pay back this loan within a one year period or less. Looking forward to hearing from you and appreciate your support.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,066.00	Public Records On File:	1
Revolving Line Utilization:	46.30%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 388725

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388725	$5,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388725. Member loan 388725 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,166 / month
Current employer:	DOD KANSAS AIR GUARD	Debt-to-income ratio:	19.94%
Length of employment:	19 years	Location:	GODDARD KS, KS

Home town:	Oroville
Current & past employers:	DOD KANSAS AIR GUARD, US Air Force
Education:	Embry Riddle Aeronautical University-Extended Campus

This borrower member posted the following loan description, which has not been verified:

Request a $3500 to $5000 loan. Prefer an unsecured loan; however I am purchasing a 2003 ZZR1200 Kawasaki motorcycle (13K miles)with the funds so the loan could be secured with the motorcycle.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,162.00	Public Records On File:	0
Revolving Line Utilization:	89.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 389118

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389118	$10,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389118. Member loan 389118 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	SNL Distrubution	Debt-to-income ratio:	20.19%
Length of employment:	6 years	Location:	BATESVILLE, AR

Home town:	Dallas
Current & past employers:	SNL Distrubution
Education:

This borrower member posted the following loan description, which has not been verified:

no note

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 389788

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389788	$12,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389788. Member loan 389788 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,184 / month
Current employer:	T-Mobile USA	Debt-to-income ratio:	22.03%
Length of employment:	3 years 7 months	Location:	Ewing, NJ

Home town:	Chestertown
Current & past employers:	T-Mobile USA, Mealeys Furniture, Denny's Restaurant
Education:	Strayer University at Washington, DC, Chesapeake College

This borrower member posted the following loan description, which has not been verified:

I am a 25yr old retail manager for T-Mobile (employed there for almost 4 yrs and steadily promoted). I have been fully independant since I was 17 living alone and working full time. I am highly motivated and responsible with a consistent and verifiable track record of hard work and payment history. I put myself through college receiving my AA and BBA. The reason I am here asking for help is because I did make some mistakes over the past year or two that created credit/store card debt and 1 personal loan that have interest rates that recently rose to more then mid 20%. One credit card with the largest balance is about 30% now. I had a bit of a shopping issue in the past but have learned my lesson fully! My credit score is still solid in the mid/high 600's and I want to raise it to over 700! I make all of my payments on time since 2003 often for more then the minimum however the impact to overall balance is minimal because of these rates. I have now reached a point where I am living paycheck to paycheck in efforts to pay down these balances. Although I have been successful to pay of 1 account so far. As a single woman that is not a place that makes me feel secure. For the first time, this month I am unable to make my truck payment on time and that scares me! I have worked so hard to do the right things and want to buy a home soon! Having this loan would clearly allow me to consolidate these huge interest rates and save money required to be paid each month. With a lower amount to pay this debt monthly and lower rates. I will then be able to save some money to again have a cushion and once settled I am confident I can even make double payments to truly become debt free sooner then this 36 month period. I would be left with only my student loans, remaining auto loan (which will be done in about 2yrs), and monthly living costs (rent/utilities) and then will be able to acheive my dream and buy a home within the next year or so. Please help me I dont want to have everything I have worked so hard for become crushed now in this economic time of insane interest rates!

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,532.00	Public Records On File:	0
Revolving Line Utilization:	32.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389862

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389862	$2,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389862. Member loan 389862 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,480 / month
Current employer:	Central Federal Savings and Loan Bank	Debt-to-income ratio:	19.53%
Length of employment:	2 years 4 months	Location:	Rolla, MO

Home town:	Rolla
Current & past employers:	Central Federal Savings and Loan Bank
Education:	East Central College

This borrower member posted the following loan description, which has not been verified:

I am a single mom and trying to find ways to pay off debts. I will use this to pay off a credit card and a couple other small debts I have so I am not eaten alive with interest and fees!

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	26
Revolving Credit Balance:	$1,981.00	Public Records On File:	0
Revolving Line Utilization:	20.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389895

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389895	$25,000	18.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389895. Member loan 389895 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Susan Welch Human Resources Consulting	Debt-to-income ratio:	14.59%
Length of employment:	4 years 3 months	Location:	San Jose, CA

Home town:
Current & past employers:	Susan Welch Human Resources Consulting
Education:

This borrower member posted the following loan description, which has not been verified:

I'm seeking this loan in order to pay off a couple of accounts which have recently raised their interest rates. Financial institutions have started to want things all their way - expecting the government's money and more of all our individual money as well. Goodbye userers, hello Lending Club!

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	43
Revolving Credit Balance:	$51,896.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390013

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390013	$16,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390013. Member loan 390013 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,433 / month
Current employer:	Trial court of Massachusetts	Debt-to-income ratio:	3.63%
Length of employment:	17 years 2 months	Location:	Winchendon, MA

Home town:	Dyersville
Current & past employers:	Trial court of Massachusetts, Army national guard
Education:	mount whautchusett com. college

This borrower member posted the following loan description, which has not been verified:

Already making payments for the debts that exist today. Just looking for one payment and lower interest rate . Thank you Kenneth

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	39
Revolving Credit Balance:	$15,306.00	Public Records On File:	0
Revolving Line Utilization:	51.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 390016

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390016	$3,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390016. Member loan 390016 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	n/a	Debt-to-income ratio:	3.36%
Length of employment:	n/a	Location:	demopolis, AL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for a personal loan in the amount of $3000 for the purpose of purchasing some tools for my hobby/business.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	75
Revolving Credit Balance:	$248.00	Public Records On File:	0
Revolving Line Utilization:	20.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390018

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390018	$16,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390018. Member loan 390018 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	self-employed	Debt-to-income ratio:	2.50%
Length of employment:	n/a	Location:	Tyler, TX

Home town:	Snyder
Current & past employers:	self-employed, Drilling Management International, Singapore
Education:	Univeristy of Texas at Arlington

This borrower member posted the following loan description, which has not been verified:

The loan would be used as working capital for investing in East Texas residential property, with the primary target being relatively new mobile homes already installed on land. The best targets are mobile homes which qualify for FHA financing, which is still available. This means homes installed on HUD approved foundations, which have only been moved one time from the factory to a home site. A typical deal would cost +/- $25,000 for purchase, less than $3,000 for clean up & fix up (I do most of the work myself). These homes can be sold for +/- $40,000, normally within 60 days. Texas has been much less affected by the current economic crisis than other parts of the country. February unemployment for East Texas was reported to be 6.5%. I have done this business on a part time basis for several years, and have bought, fixed up and sold 5 houses of this type. Each house was sold at a profit. Now I am planning to do this business full time.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1975	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,823.00	Public Records On File:	0
Revolving Line Utilization:	7.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390091

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390091	$16,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390091. Member loan 390091 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,500 / month
Current employer:	Boeing Inc.	Debt-to-income ratio:	14.93%
Length of employment:	3 years 1 month	Location:	fairfax station, VA

Home town:
Current & past employers:	Boeing Inc., Federal Bureau of Investigation (FBI) contractor
Education:	Ph.d

This borrower member posted the following loan description, which has not been verified:

Home remodling project

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,392.00	Public Records On File:	0
Revolving Line Utilization:	81.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390114

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390114	$2,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390114. Member loan 390114 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	Solvay Police Dept.	Debt-to-income ratio:	22.39%
Length of employment:	21 years 6 months	Location:	Solvay, NY

Home town:	Solvay
Current & past employers:	Solvay Police Dept., Syracuse Police Dept.
Education:	Almeda College and University

This borrower member posted the following loan description, which has not been verified:

small loan to pay for week long vacation with kids in Myrtle Beach, SC

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	19
Revolving Credit Balance:	$429.00	Public Records On File:	2
Revolving Line Utilization:	30.60%	Months Since Last Record:	33
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390124

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390124	$6,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390124. Member loan 390124 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	Plexus	Debt-to-income ratio:	19.45%
Length of employment:	3 months	Location:	Hortonville, WI

Home town:
Current & past employers:	Plexus, Ford Motor Company
Education:	University of Michigan

This borrower member posted the following loan description, which has not been verified:

Dear Prospective Lender: I have credit card debt that ensued from relocation and job search expenses to leave the automotive industry. I am currently a homeowner and gainfully employed as an engineer in a new state (for 2 years now). I have been working as an engineer for over 15 years. I am eager to knock out the balances on my credit cards by obtaining a better rate. I make my monthly payments but I need to make my money work harder for me. Please take my request under consideration. Thank you.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,518.00	Public Records On File:	0
Revolving Line Utilization:	68.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 390130

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390130	$12,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390130. Member loan 390130 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	PRG Audio	Debt-to-income ratio:	13.99%
Length of employment:	6 years 9 months	Location:	Yonkers, NY

Home town:	Bronx
Current & past employers:	PRG Audio, Old Cutler Developers, LLC
Education:	SUNY Westchester Commmunity College

This borrower member posted the following loan description, which has not been verified:

Back in 1999, as I attended college, I began selling a line of specialized golf accessories to both the Golf retail markets and Advertising Specialties markets (ASI). The combination of products did really well and I posted some really good numbers from 1999 ? 2002. Upon my graduation in 2002, I was offered a job that I had gone to school for (Associates degree in Audio Production) and did not want to turn down the opportunity, so I took it. Today, I am still employed by this company (PRG Audio in Mount Vernon, NY). However, just because I had a job did not stop me from devoting time to my ?side business? of selling golf accessories. I had been doing it on and off since then, but over the course of the last few months I decided to get cracking at it again and to my delight it has been working again. I already have pre booked orders for this year, and feel that with a little infusion of cash flow I can increase awareness of my products and not only market nationwide, but also I would have the ability to hire Independent Sales Representatives to sell my products and also attend some industry trade shows. I believe that within a year, I would be able to do this full time as a career choice rather than just as a hobby or pass time. The primary key to the business will be to attract a nationwide sales force of independent contractors to further sell my products. Additionally, my ability to turn orders over quickly and efficiently will enhance profitability further. Couple that with the fact that I virtually pay no additional overhead (I work the business from my spare room in my parents house) makes it a cant lose situation for me. My living expenses are low, I have no children, and my current job pays me enough to handle up to $600 per month in payments extra. My biggest downside is that I have to pay this loan back out of pocket for the next three years. Upside, however, I create the business I was looking to grow back in my earlier years except I do it now with a much greater understanding for what it takes to make something work and grow. I have a predetermined budget and strict adherence to that budget will turn this into a profitable business within a few months. I am dedicated to developing and selling the most complete accessories line of golf products in the market place. I intend to market these products to my targeted audience and eventually turn this into my full time career. I am ready to do something on my own and what better time to do that then now that my current employers hours (5PM ? 11PM mon ? fri) would not affect me from doing that.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,571.00	Public Records On File:	0
Revolving Line Utilization:	11.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 390139

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390139	$6,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390139. Member loan 390139 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	MCLB ALBANY	Debt-to-income ratio:	11.56%
Length of employment:	19 years 5 months	Location:	ALBANY, GA

Home town:	Key West
Current & past employers:	MCLB ALBANY, Circuit City Stores
Education:	Darton College

This borrower member posted the following loan description, which has not been verified:

I need $10,000

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,650.00	Public Records On File:	0
Revolving Line Utilization:	24.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 390144

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390144	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390144. Member loan 390144 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Self Employed	Debt-to-income ratio:	23.90%
Length of employment:	12 years 6 months	Location:	Woodland, PA

Home town:
Current & past employers:	Self Employed
Education:

This borrower member posted the following loan description, which has not been verified:

To pay for parts/supplies for future work and installations for customers.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$70,432.00	Public Records On File:	0
Revolving Line Utilization:	89.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390155

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390155	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390155. Member loan 390155 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Sprint Nextel Corp.	Debt-to-income ratio:	8.22%
Length of employment:	12 years	Location:	Overland Park, KS

Home town:	bellevue
Current & past employers:	Sprint Nextel Corp.
Education:	university of kansas

This borrower member posted the following loan description, which has not been verified:

Loan is for additional lending capital for a pawn shop we opened 7 months ago. All start up costs have been paid and loan is for capital to make additional loans. If you have read anything about the pawn shop industry you know business is booming. We find ourselves needing more capital to make additional loans - loans that are backed up with collateral that we hold at our shop. The collateral is extremely liquid and is worth a minimum of 165% of the amount we make the loan on. Our interest rate? 180% APR!!!. 56% of Americans live paycheck to paychedk. 20% of the United states population does not have a bank. Lending and credit services are provided to individuals who do not have cash resources or access to credit to meet short term cash needs.The pawn shop will also provide services to people who are unable (or unwilling) to do business with commercial banks. Pawn shop will offer non-recourse loans collateralized by tangible personal property such as jewelry, consumer electronics, tools, sporting goods, musical instruments, etc. Our current loan average loan amount is $130.00 at an interest rate of 15% per month (180 % APR) The pawn shop will hold the merchandise for 60-90 days, giving the borrower time to repay the loan amount plus interest. Statistically, 15-20% of pawn shops customers do not repay the loan, which allows the pawn shop to generate additional profit (In Addition To The Interest Charges) from the items resale. Since the loan amount is based on 30% of the items market value, defaulted loans can be one of the shops biggest profit generators. A typical loan at a pawn shop is for $100.00 and is secured by a household item worth $200.00. If the loan is not repaid within 30 days the pawn shop gets to keep the item. With the on line auction site E-Bay, disposition of unclaimed loan merchandise is quite easy and profitable. Additional revenue soures for the shop are: Check cashing for people to cash checks who do not have a bank. We purchase gold and jewelry outright from people (gold is trading at an all time high, which has a lot of people selling their old rings and jewelry). WE BUY GOLD! We provide other financial services such as money orders, money transfers, tax preparation, prepaid phone cards, and Cricket prepaid phone plans. For more information on modern day, professional managed pawn shops check out this link: http://www.cashamerica.com/casham.html

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,606.00	Public Records On File:	0
Revolving Line Utilization:	4.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390159

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390159	$7,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390159. Member loan 390159 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$19,550 / month
Current employer:	Stanford University	Debt-to-income ratio:	15.01%
Length of employment:	1 year 9 months	Location:	Hayward, CA

Home town:	Smithtown
Current & past employers:	Stanford University, Columbia University, University of CA, Irvine, Creighton University
Education:	CUNY Bernard M Baruch College, Creighton University, SUNY at Oneonta

This borrower member posted the following loan description, which has not been verified:

I want to put money in a retirement fund by Apr 15 to deduct on 2008 income taxes. Rather than take the money out of savings, I would like a loan so I can ensure liquidity for emergencies. My AGI is in the 25% bracket, so the tax savings will more than offset the cost of the loan. I am a very reliable borrower. I have a secure position at a reputable institution. I have a good salary, plus a bonus. In addition, I receive a guaranteed pension payment from a prior employer, as well as rental income. I have always paid all my bills.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	53
Revolving Credit Balance:	$82,153.00	Public Records On File:	0
Revolving Line Utilization:	88.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390162

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390162	$3,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390162. Member loan 390162 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,314 / month
Current employer:	Microsoft	Debt-to-income ratio:	11.40%
Length of employment:	2 years 1 month	Location:	Redmond, WA

Home town:	Coeur d'Alene
Current & past employers:	Microsoft, Group Photographers Assoc.
Education:

This borrower member posted the following loan description, which has not been verified:

I recently started looking for a new car. After finding the perfect car that meets my needs, I started the lending process. The bank approved my loan but requested a down payment of $5000. After working with the dealership, they agreed that a down payment of $3000 would be sufficient to purchase the car. Unfortunately, $5000, even $3000 is a hard number to have lying around. So I am looking for a medium term loan to cover this cost. Thanks!

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	32
Revolving Credit Balance:	$457.00	Public Records On File:	0
Revolving Line Utilization:	18.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390169

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390169	$8,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390169. Member loan 390169 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,833 / month
Current employer:	Greatland Realty	Debt-to-income ratio:	13.75%
Length of employment:	1 year 2 months	Location:	Mira Loma, CA

Home town:	ontario
Current & past employers:	Greatland Realty
Education:	California State University San Bernardino

This borrower member posted the following loan description, which has not been verified:

Good afternoon, I would like a loan of $20,000 to consolidate my debt including my car loan. I would very much rather owe one institution/lender than several. This way I could also save on my car insurance, by not having to have full-coverage. Also, I do get paid cash but this has not affected my credit score since I have paid on time, not going to say always because there were two instances where I paid late, but not later than 15 days past the due date, and this was over a year. I'm responsible and in no manner will I misuse the money. I'm a college graduate, hence why I'm in debt, I used my credit cards for tuition, books, gas, meals, and supplies. I don't want to damage my credit, so debt consolidation is out of the question, so is bankruptcy. I don't believe in the easy way out, regardless the situation I made a conscious choice to use my credit cards even though it was for college. But now, I ask to have only one payment, it would facilitate making the payments, less of a headache. Please consider my request, I will be forever grateful.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,131.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390193

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390193	$9,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390193. Member loan 390193 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Group Acumen	Debt-to-income ratio:	3.73%
Length of employment:	3 years	Location:	MILWAUKEE, WI

Home town:	Milwaukee
Current & past employers:	Group Acumen, Fiserv Inc., North Shore Bank
Education:	University of Wisconsin-Green Bay

This borrower member posted the following loan description, which has not been verified:

I am seeking an auto loan to purchase a used Jeep Wrangler. My previous auto loan, through BMW Financial, was paid in full. Throughout my credit history I have never missed a payment on any of my accounts, ever.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$700.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 390205

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390205	$9,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390205. Member loan 390205 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Infinite Systems Services Incorporated	Debt-to-income ratio:	9.66%
Length of employment:	3 years 6 months	Location:	Saint Charles, MO

Home town:	Irvington
Current & past employers:	Infinite Systems Services Incorporated, Charter Communications
Education:	Western State College of Colorado

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, My wife and I having been waiting a very long time to be in a great position to take on a loan for a truck to pull our gooseneck horse trailer. The hobby we enjoy most in our lives is to go camping with our three horses and three dogs. We love nature and spending time with our animals. We are very responsible when it comes to taking care of our environment and so would only be using our truck for towing our trailer and hauling large items in it's bed. The only reason we need such a large one ton, 4 door truck is for its towing capability in pulling such a large trailer and for it's cab space to bring along our dogs, friends, and family to share in the fun and relaxation. We love the idea of buying from a private party so as to help them out at the same time as they help us save money by not going through a dealership. This is the same reason we would like to go through lending club. I would always prefer to have an individual make money off of my loan rather than an impersonal bank. As for our financial responsibility, we are very reliable in paying off our debt. After a rocky start to our relationship about 8 years ago, we have taken great care and pride in our credit and financial situation. We have NEVER been late on a payment!! We would greatly appreciate the opportunity to do business with you. Thank you for considering us for your lending network. Sincerely, Jason Irwin

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	76
Revolving Credit Balance:	$1,813.00	Public Records On File:	1
Revolving Line Utilization:	27.10%	Months Since Last Record:	90
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390228

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390228	$7,200	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390228. Member loan 390228 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,375 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	12.83%
Length of employment:	3 years	Location:	San Francisco, CA

Home town:	Bradford
Current & past employers:	Wells Fargo
Education:	University of Pittsburgh-Main Campus

This borrower member posted the following loan description, which has not been verified:

I live in SF. I really like the area, have been here for 3 years now. Want to buy a place in the city and am looking to reduce my debt to get my score over 750. I have a couple cards which have 20% and that is extremely high. Graduated at Univ. of Pitt with a B.S in C.S.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	62
Revolving Credit Balance:	$28,767.00	Public Records On File:	0
Revolving Line Utilization:	74.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390251

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390251	$24,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390251. Member loan 390251 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,425 / month
Current employer:	self	Debt-to-income ratio:	9.36%
Length of employment:	15 years	Location:	sherman oaks, CA

Home town:	Sun Valley
Current & past employers:	self
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, My name is Rachel. I am inquiring about a personal loan (preferably line of credit). I have been leasing the home that my 3 year old and I live in and have just been informed that the landlord is wanting and wiling to sell it to me. That's great news! I am looking for funds to use for a down payment. I am a single mom who is honest, loyal and trustworthy. I worked very hard to keep my credit in great shape and pay all of my bills in a timely and consistent manner. My mom recently passed away unexpectedly. Much of my nest egg was used to cover needs for her and that is the reason that I do not currently have all of the down payment that I would need. I have requested 20,000. However, I would be willing to take a lower amount if that amount is not approved. Thank you for your time and consideration. Sincerely, Rachel Oden

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$365.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 390255

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390255	$4,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390255. Member loan 390255 was requested on April 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	Sutter Memorial Hospital	Debt-to-income ratio:	11.56%
Length of employment:	2 years 6 months	Location:	Sacramento, CA

Home town:	San Andreas
Current & past employers:	Sutter Memorial Hospital, United States Airforce
Education:	California State University-Sacramento (CSUS)

This borrower member posted the following loan description, which has not been verified:

2004 Ducati 999 purchase. I've had credit issues in my past including a bankruptcy, but I have made up for my past and have an excellent job now as a registered nurse and very little debt.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	13	Months Since Last Delinquency:	8
Revolving Credit Balance:	$0.00	Public Records On File:	1
Revolving Line Utilization:	0.00%	Months Since Last Record:	92
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390268

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390268	$8,400	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390268. Member loan 390268 was requested on April 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Stubbs Alderton and Markiles LLP	Debt-to-income ratio:	13.53%
Length of employment:	11 months	Location:	Sherman Oaks, CA

Home town:	Rapid City
Current & past employers:	Stubbs Alderton and Markiles LLP, Hodgson Russ, LLP
Education:	SUNY Empire State College

This borrower member posted the following loan description, which has not been verified:

This loan is to consolidate two credit cards, and part of another. The only other debt that I have are students loans that are deferred until December 2011, and a vehicle lease through GMAC. Although the monthly payment for the $7000 loan will only be $237, I will be paying larger payments each month to pay the loan off faster.

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,631.00	Public Records On File:	0
Revolving Line Utilization:	74.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Posting Report Supplement No. 172 dated April 2, 2009